                                                                 EXHIBIT 10.DD.1



                                 AMENDMENT NO. 2

                                     TO THE

                                 $1,200,000,000

            SENIOR SECURED INTERIM TERM CREDIT AND SECURITY AGREEMENT

                           Dated as of April 30, 2003


                  THIS AMENDMENT NO. 2 dated as of April 30, 2003 (this "AMENDMENT NO. 2") to the $1,200,000,000 SENIOR SECURED INTERIM TERM CREDIT AND SECURITY AGREEMENT, dated as of March 13, 2003 (as amended by Amendment No. 1 to the $1,200,000,000 Senior Secured Interim Term Credit and Security Agreement, dated as of March 14, 2003, the "AGREEMENT"; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement), among EL PASO CORPORATION, a Delaware corporation (the "BORROWER"), the banks, financial institutions and other lenders listed on the signature pages thereof (the "LENDERS"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH ("CSFB"; and, together with CNAI, the "CO-AGENTS") and CNAI as administrative agent (the "AGENT") for the Lenders and as Collateral Agent, evidences the agreement of the parties as follows:

                  WHEREAS, the Borrower, EPNGC, TGPC, ANR Pipeline, certain banks and other financial institutions, as lenders, ABN AMRO Bank N.V. and CNAI as co-document agents, Bank of America, N.A. and Credit Suisse First Boston as co-syndication agents and JPMorgan Chase Bank, as administrative agent, have entered into the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (the "SENIOR BANK FACILITY").

                  WHEREAS, pursuant to Section 9.15 of the Agreement, the Borrower, the Lenders, each of the Co-Agents and the Agent have agreed to further amend the Agreement to conform each defined term, Section, subsection, clause and other provision thereof identified with an asterisk to the respective defined term, Section, subsection, clause and other provision contained in the execution version of the Senior Bank Facility.

                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Agreement. The Agreement shall, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby be amended and restated to read in its entirety as set forth in Exhibit A attached hereto.

                  SECTION 2. Conditions of Effectiveness. This Amendment No. 2 shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of (a) this Amendment No. 2 executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment No. 2 and (b) the Consent attached hereto executed by each Subsidiary Loan Party, as guarantor, under the Subsidiary Guaranty, dated as of March 13, 2003, among the Guarantors (as defined therein) parties thereto in favor of the Beneficiaries (as defined therein).

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment No. 2, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the Borrower Notes and each of the other Operative Documents to "the Credit Agreement", "the EPC Credit Agreement", "thereunder", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment No. 2.

                  (b) The Agreement, as amended by this Amendment No. 2, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Agreement or constitute a waiver of any provision of any of the Operative Documents.

                  SECTION 4. Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment No. 2.

                  SECTION 5. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                   EL PASO CORPORATION, as Borrower

                                   By:      /s/ Thomas G. Kilgore
                                        -------------------------
                                   Name:    Thomas G. Kilgore
                                   Title:   Vice President

                                   CITICORP NORTH AMERICA, INC.,
                                   as Agent, as Co-Agent and as Collateral
                                   Agent

                                   By:      /s/ Amy Pincu
                                          -------------------------------
                                   Name:    Amy Pincu
                                   Title:   Vice President

                                   CREDIT SUISSE FIRST BOSTON, ACTING
                                   THROUGH ITS CAYMAN ISLANDS BRANCH, as
                                   Co-Agent

                                   By:      /s/ James Finch
                                          -------------------------------
                                   Name:    James Finch
                                   Title:   Managing Director

                                   By:      /s/ James Moran
                                          -------------------------------
                                   Name:    James Moran
                                   Title:   Director





                     [Remainder of Signature Pages Omitted]

                                                                  EXECUTION COPY

                           CONSENT TO AMENDMENT NO. 2

                                     TO THE

                $1,200,000,000 SENIOR SECURED INTERIM TERM CREDIT
                             AND SECURITY AGREEMENT

                              As of April 30, 2003

                  Reference is made to Amendment No. 2 to the $1,200,000,000 Senior Secured Interim Term Credit and Security Agreement, dated as of April 30, 2003 ("AMENDMENT NO. 2"; capitalized terms not otherwise defined herein being used herein as defined in Amendment No. 2), among El Paso Corporation, a Delaware corporation, the Lenders party thereto, Citicorp North America, Inc., a Delaware corporation, as Agent for the Lenders, Collateral Agent and as Co-Agent and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Co-Agent.

                  Each of the undersigned, each as a guarantor under the Subsidiary Guaranty dated March 13, 2003 in favor of the Beneficiaries, as defined therein (the "SUBSIDIARY GUARANTY"), hereby consents to the execution, delivery and the performance of Amendment No. 2 and agrees that notwithstanding the effectiveness of such Amendment No. 2, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the effective date of Amendment No. 2, except that on and after the effective date of Amendment No. 2, each reference to "the Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended and otherwise modified by Amendment No. 2.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                  This Consent to Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York.


                                    EL PASO ENERGY RATON, L.L.C.

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Vice President


                                    EL PASO PRODUCTION COMPANY

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Vice President


                                    EL PASO PRODUCTION GOM INC.

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Vice President


                                    EL PASO PRODUCTION HOLDING COMPANY

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Vice President

                                    SABINE RIVER INVESTORS VI, L.L.C.

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Responsible Manager


                                    SABINE RIVER INVESTORS IX, L.L.C.

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Responsible Manager


                                    VERMEJO MINERALS CORPORATION

                                    By       /s/ John J. Hopper
                                      ------------------------------------------
                                       Title: Vice President

                                                                    Exhibit A to
                                           Amendment No. 2 to the $1,200,000,000
                       Senior Secured Interim Term Credit and Security Agreement


                               U.S. $1,200,000,000

                              AMENDED AND RESTATED
                           SENIOR SECURED INTERIM TERM
                          CREDIT AND SECURITY AGREEMENT

                           Dated as of April 30, 2003

                   (amending and restating in its entirety the
              Senior Secured Interim Credit and Security Agreement
                           dated as of March 13, 2003)

                                      among

                               EL PASO CORPORATION
                                   as Borrower

                                       and

                          CITICORP NORTH AMERICA, INC.
                                       and
                 CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS
                              CAYMAN ISLANDS BRANCH

                        as Initial Lenders and Co-Agents

                                       and

                          CITIGROUP GLOBAL MARKETS INC.
                      (FORMERLY SALOMON SMITH BARNEY INC.)

                                       and

                 CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS
                              CAYMAN ISLANDS BRANCH

                   as Co-Lead Arrangers and Joint Book Runners

                                       and

                          CITICORP NORTH AMERICA, INC.
                        as Agent and as Collateral Agent

                                TABLE OF CONTENTS


                                                                                                               PAGE



ARTICLE I             DEFINITIONS AND INTERPRETATION.............................................................2

         SECTION 1.01          Certain Defined Terms.............................................................2

         SECTION 1.02          Computation of Time Periods......................................................22

         SECTION 1.03          Use of Certain Terms.............................................................22

         SECTION 1.04          Headings and References..........................................................23

         SECTION 1.05          Accounting Terms; GAAP...........................................................23

ARTICLE II            AMOUNTS AND TERMS OF THE LOAN.............................................................23

         SECTION 2.01          The Loan.........................................................................23

         SECTION 2.02          Making the Loan..................................................................23

         SECTION 2.03          Interest.........................................................................23

         SECTION 2.04          Certain Fees.....................................................................24

         SECTION 2.05          Repayment of the Loan............................................................24

         SECTION 2.06          Prepayments of the Advance.......................................................24

         SECTION 2.07          Increased Costs; Capital Adequacy, Etc...........................................26

         SECTION 2.08          Interest Rate Determination; Late Payments; Payments and Computations............26

         SECTION 2.09          Taxes............................................................................27

         SECTION 2.10          Evidence of Debt.................................................................28

         SECTION 2.11          Change of Lending Office.........................................................29

         SECTION 2.12          Sharing of Payments, Etc.........................................................29

         SECTION 2.13          Use of Proceeds..................................................................29

ARTICLE III           CONDITIONS TO LOAN........................................................................30

         SECTION 3.01          Conditions Precedent to Making the Loan..........................................30

         SECTION 3.02          Determinations Under Section 3.01................................................35

ARTICLE IV            REPRESENTATIONS AND WARRANTIES............................................................35

         SECTION 4.01          Representations and Warranties of the Borrower...................................35

ARTICLE V             COVENANTS OF THE BORROWER.................................................................39

         SECTION 5.01          Affirmative Covenants............................................................39

         SECTION 5.02          Negative Covenants...............................................................42

         SECTION 5.03          Reporting Requirements...........................................................52

ARTICLE VI            EVENTS OF DEFAULT.........................................................................55

         SECTION 6.01          Events of Default................................................................55

ARTICLE VII           GRANT OF SECURITY INTEREST, PLEDGE AND ASSIGNMENT.........................................59

                                                                                                               PAGE
         SECTION 7.01          Pledge and Assignment............................................................59

         SECTION 7.02          Security for Obligations.........................................................60

         SECTION 7.03          Delivery of Collateral...........................................................60

         SECTION 7.04          Borrower Remains Liable..........................................................61

         SECTION 7.05          Further Assurances...............................................................61

         SECTION 7.06          Collateral Agent Appointed Attorney-in-Fact......................................62

         SECTION 7.07          Collateral Agent May Perform.....................................................62

         SECTION 7.08          Reasonable Care..................................................................62

         SECTION 7.09          Rights, Remedies and Obligations.................................................62

         SECTION 7.10          Remedies upon Default............................................................64

         SECTION 7.11          Continuing Assignment and Security Interest......................................65

ARTICLE VIII          THE AGENT AND THE COLLATERAL AGENT........................................................65

         SECTION 8.01          Authorization and Action.........................................................65

         SECTION 8.02          Agent's and Collateral Agent's Reliance, Etc.....................................65

         SECTION 8.03          Lender Credit Decision...........................................................66

         SECTION 8.04          Indemnification of the Agents....................................................67

         SECTION 8.05          Successor Agents.................................................................67

         SECTION 8.06          Lead Arrangers...................................................................67

ARTICLE IX            MISCELLANEOUS.............................................................................67

         SECTION 9.01          Amendments, Etc..................................................................67

         SECTION 9.02          Notices, Etc.....................................................................68

         SECTION 9.03          No Waiver; Remedies..............................................................69

         SECTION 9.04          Costs and Expenses...............................................................69

         SECTION 9.05          Right of Set-off.................................................................70

         SECTION 9.06          Binding Effect...................................................................70

         SECTION 9.07          Assignments and Participations...................................................71

         SECTION 9.08          Governing Law....................................................................72

         SECTION 9.09          Execution in Counterparts........................................................73

         SECTION 9.10          Consent to Jurisdiction..........................................................73

         SECTION 9.11          Loan Facility Migration..........................................................74

         SECTION 9.12          Waiver of Jury Trial.............................................................74

         SECTION 9.13          Most Favored Nation Treatment....................................................74

         SECTION 9.14          Termination......................................................................75

Exhibits

Exhibit A           -      Form of Assignment and Acceptance
                           Schedule 1 to Assignment and Acceptance

Exhibit B           -      Form of Borrower Note

Exhibit C           -      Form of Subsidiary Guaranty

Exhibit D           -      Form of Opinion of Jones Day, special counsel to the
                           Borrower

Exhibit E           -      Form of Opinion of Potter Anderson & Corroon, special
                           Delaware counsel to the Borrower

Exhibit F           -      Form of Opinion of the general counsel or an
                           associate general counsel of the Borrower

Exhibit G           -      Form of Solvency Certificate of the Borrower

Schedules

Schedule 3.01(j)    -      Existing Credit Revolving Facilities of the Borrower

Schedule 5.01(k)    -      Separateness Covenants with Respect to Sabine VI and
                           Sabine IX

                              AMENDED AND RESTATED
                           SENIOR SECURED INTERIM TERM
                          CREDIT AND SECURITY AGREEMENT

                           Dated as of April 30, 2003

         EL PASO CORPORATION, a Delaware corporation (the "BORROWER"), the banks, financial institutions and other lenders listed on the signature pages hereof (the "INITIAL LENDERS"), the additional Lenders (as hereinafter defined) party hereto, CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH ("CSFB"; and, together with CNAI, the "CO-AGENTS"), CNAI as administrative agent (the "AGENT") for the Lenders and as Collateral Agent (as defined below), and CSFB and CITIGROUP GLOBAL MARKETS INC. (formerly SALOMON SMITH BARNEY INC.) ("CGMI"), each as a co-lead arranger and joint book runner (collectively, the "LEAD ARRANGERS") agree as follows:

                             PRELIMINARY STATEMENTS:

1. The Borrower and certain of its Subsidiaries were parties to a certain minority equity interest transaction (such transaction, the "RED RIVER TRANSACTION") involving, among other parties, Red River Investors L.L.C., a limited liability company ("RED RIVER"), whereby Red River purchased a membership interest in Trinity River Associates, L.L.C. ("TRINITY"), and Trinity made advances pursuant to the Second Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999 and March 29, 2002 (the "SPONSOR SUBSIDIARY CREDIT AGREEMENT"), to certain subsidiaries of the Borrower (such subsidiaries, the "SPONSOR SUBSIDIARIES").

2. The Sponsor Subsidiaries refinanced their obligations under the Sponsor Subsidiary Credit Agreement (the "SPONSOR SUBSIDIARY OBLIGATIONS") pursuant to the Existing Credit and Security Agreement (as defined below).

3. In connection therewith, the Borrower has made advances (the "SUBSIDIARY LOANS") to the Subsidiary Borrowers (as hereinafter defined), which are Subsidiaries of certain of the Sponsor Subsidiaries, whereby the proceeds thereof have, through intermediate distributions and other payments to one or more Sponsor Subsidiaries, been applied to refinance the Sponsor Subsidiary Obligations.

4. The Subsidiary Borrowers (as hereinafter defined) secured their obligations owing to the Borrower under the Subsidiary Loans with substantially all of their assets (such assets being the "SUBSIDIARY COLLATERAL"), and the Subsidiary Loan Parties (as hereinafter defined) guaranteed the obligations of the Borrower under the Existing Credit and Security Agreement in favor of the Lenders. The foregoing refinancing and other transactions are referred to herein as the "REFINANCING TRANSACTION".

5. The Borrower financed the Refinancing Transaction through a Senior Secured Interim Term Loan Facility of $1,200,000,000 (the "LOAN FACILITY"), which was made available to the Borrower by the Initial Lenders as interim financing to the Take-Out Securities (as hereinafter defined) and which was secured by a collateral assignment by the Borrower of the Subsidiary Loans and Subsidiary Collateral to effectively guarantee and provide credit support for, and ensure the Lenders against loss in respect of, the Borrower's obligations in respect of the Loan Facility. The

         Initial Lenders made available the Loan Facility on the terms and conditions of the Senior Secured Interim Term Credit and Security Agreement dated as of March 13, 2003, among the Borrower, the Initial Lenders, the additional Lenders, the Co-Agents, the Agent and the Lead Arrangers (the "ORIGINAL CREDIT AND SECURITY AGREEMENT").

6. The Borrower and the Required Lenders entered into Amendment No. 1, dated as of March 14, 2003, amending the Original Credit and Security Agreement (the Original Credit and Security Agreement, as so amended and in effect immediately prior to the date hereof, the "EXISTING CREDIT AND SECURITY AGREEMENT").

7. The Borrower and the Lenders desire to enter into Amendment No. 2 to the Existing Credit and Security Agreement in order to amend the Existing Credit and Security Agreement in accordance with Section 9.15 thereof, in order to conform certain provisions contained in the Existing Credit and Security Agreement to the relevant provisions of the Senior Bank Facility.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree that the Existing Credit and Security Agreement is hereby amended and restated in its entirety as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                  SECTION 1.01 Certain Defined Terms. A reference to this "AGREEMENT" is a reference to this Senior Secured Interim Term Credit and Security Agreement, as further amended, amended and restated, supplemented or otherwise modified from time to time. As used in this Agreement, the following terms shall have the following meanings:

                  "ADVANCE" has the meaning set forth in Section 2.01.

                  "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "AGENT" has the meaning set forth in the recital of the parties to this Agreement contained in the first paragraph of this Agreement.

                  "AGENT-RELATED PERSON" has the meaning set forth in Section 8.04.

                  "AGENT'S ACCOUNT" means the account designated by the Agent to the Borrower maintained by the Agent at Citibank, 399 Park Avenue, New York, New York 10043, or such other account as shall be notified to the Borrower by the Agent from time to time.

                  "ALTERNATE PROGRAM" means any program providing for the sale or other disposition of trade or other receivables entered into by the Borrower or a Subsidiary of the Borrower which is in addition to or in replacement of the program evidenced by Receivables Purchase and Sale Agreements (whether or not such Receivables Purchase and Sale Agreements shall then be in effect), provided that such program is on terms (a) substantially similar to any of the Receivables Purchase and Sale Agreements (as modified to comply with relevant FASB or similar policies or guidelines from time to time in effect), or (b) customary for similar transactions on substantially similar terms as reasonably determined by the Senior Bank Facility Administrative Agent.

                  "ANR PIPELINE" means ANR Pipeline Company, a Delaware corporation.

                  "APPLICABLE LAW" means any legally binding law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other legally binding governmental restriction, requirement or determination, of or by any Governmental Authority.

                  "ARUBA REFINERY" means Coastal Aruba Refining Company N.V., an Aruban company.

                  "ASSIGNED AGREEMENTS" has the meaning set forth in Section 7.01(b).

                  "ASSIGNEE" has the meaning set forth in Section 9.11.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent and consented to by the Borrower where required pursuant to the second proviso to the definition of Eligible Assignee, in substantially the form of Exhibit A hereto.

                  "BASE RATE" means for any day, a rate per annum (adjusted to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, rounded upwards to the next highest 1/8 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively; provided, however, that in no event shall the Base Rate be less than 4.25% per annum. For purposes of this definition, "Prime Rate" means the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate.

                  "BASE RATE MARGIN" means 3.50% per annum.

                  "BOARD OF GOVERNORS" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "BORROWER NOTE" means a promissory note of the Borrower payable to each Initial Lender, in substantially the form of Exhibit B hereto, evidencing the indebtedness of the Borrower to such Initial Lender resulting from the Advance made by such Initial Lender.

                  "BSCS" means BSCS XXVII, Inc., a Delaware corporation.

                  "BUSINESS DAY" means any day of the year that is not a Saturday, Sunday or other day on which commercial banks are authorized or required by law to remain closed in New York, New York or Houston, Texas; provided that when used in connection with any LIBOR Advance, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "BUSINESS ENTITY" means a partnership, limited partnership, limited liability partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "CAPITALIZATION" of any Person means the sum (without duplication) of (a) consolidated Debt of such Person and its consolidated Subsidiaries, plus (b) the aggregate amount of Guaranties by such Person and its consolidated Subsidiaries, plus (c) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (d) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Closing Date, plus (e) in the case of the Borrower, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Borrower as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (f) in the case of the Borrower, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Borrower as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (e) or (f) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Borrower or its Subsidiaries than the terms and conditions of the Senior Bank Facility, and minus (g) accumulated other comprehensive income (loss) (or analogous line item).

                  "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (c) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by (x) any lender under the Senior Bank Facility or any Lender, or (y) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 (any such lender or bank, a "QUALIFYING LENDER"); (d) eurodollar time deposits having a maturity of less than one year purchased directly from any lender under the Senior Bank Facility or any Lender (whether such deposit is with such lender or any other lender under the Senior Bank Facility) or issued by any Qualifying Lender; and (e) repurchase agreements and reverse repurchase agreements with a term of not more than 14 days with any Qualifying Lender relating to marketable direct obligations issued or unconditionally guaranteed by the United States.

                  "CHAIN SUBSIDIARY" means any Subsidiary of the Borrower that owns, directly or indirectly, any Equity Interests in any Subsidiary Borrower and that is not itself a Subsidiary Borrower, which, at the date hereof, are EPPH, Sabine VI and Sabine IX.

                  "CHAIN SUBSIDIARY DEBT" has the meaning assigned to the term "Debt" in the Subsidiary Borrower Credit Agreement.

                  "CHAIN SUBSIDIARY PERMITTED LIENS" has the meaning assigned to the term "Permitted Liens" in the Subsidiary Borrower Credit Agreement.

                  "CIG" means Colorado Interstate Gas Company, a Delaware corporation.

                  "CITIBANK" means Citibank, N.A.

                  "CLOSING DATE" means March 13, 2003.

                  "CNAI" has the meaning set forth in the recital of the parties to this Agreement contained in the first paragraph of this Agreement.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" has the meaning set forth in Section 7.01.

                  "COLLATERAL ACCOUNT" means the "Collateral Account" established and maintained pursuant to this Agreement and held with Citibank at a location in the State of New York designated by the Agent to the Borrower, in the name of, and under the sole dominion and control of, and exclusive right of withdrawal at the direction of, the Agent and subject to the terms of this Agreement.

                  "COLLATERAL AGENCY AGREEMENT" means the Collateral Agency Agreement, dated as of the date hereof, among the Borrower, the Agent, the Subsidiary Loan Parties and CNAI, appointing CNAI as collateral agent, pursuant to the terms thereof.

                  "COLLATERAL AGENT" has the meaning assigned to the term "Collateral Agent" in the Collateral Agency Agreement.

                  "COLLECTION DATE" means the date, after the Closing Date, on which all amounts in respect of principal, interest, fees and, to the extent due, all other amounts owing hereunder by the Borrower shall have been paid or repaid in full; provided, however, that if, after any payment that would otherwise have constituted "payment in full" of any such amount, such payment or any part thereof is deemed to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar Person by a court of competent jurisdiction at any time during the one-year period following such payment in the case of any fraudulent conveyance, or during the 90-day period following such payment in the case of any preference or otherwise, then the amount of such payment or such part thereof shall be reinstated and outstanding or unpaid as if such payment or part thereof had not occurred unless such payment or such part thereof shall have been discharged in bankruptcy.

                  "COMMITMENT" means the amount committed by each Initial Lender set forth opposite such Initial Lender's name on the signature pages to this Agreement.

                  "COMMITMENT LETTER" means the Commitment Letter dated as of February 24, 2003 among CGMI, CSFB, CNAI and the Borrower.

                  "CONSOLIDATED TAXES" has the meaning set forth in Section 5.01(n).

                  "CONTINGENT GUARANTY" has the meaning set forth in the definition of "Guaranty".

                  "CONTROL" means, at any time of determination, the possession, directly or indirectly, at such time, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

                  "CONVERTIBLE SECURITIES" means securities that may be converted, at the election of the issuer or holder thereof, into interests in preferred or common equity of the issuer thereof or of another Business Entity.

                  "CREDIT PARTY" means any Senior Bank Facility Borrower and any Senior Bank Facility Guarantor, as applicable.

                  "CREDIT RELATED PARTY" means the Borrower, each Pipeline Company Borrower, each Senior Bank Facility Guarantor and each Restricted Subsidiary that is not a Project Financing Subsidiary.

                  "DEBT" means, as to any Person, all Indebtedness of such Person other than (a) any Project Financing of such Person, (b) in the case of the Borrower or a Subsidiary of the Borrower, any liabilities of the Borrower or such Subsidiary, as the case may be, under any Alternate Program, or any document executed by the Borrower or such Subsidiary, as the case may be, in connection therewith, (c) in the case of the Borrower or a Subsidiary of the Borrower, any obligations of the Borrower or a Subsidiary of the Borrower with respect to lease payments for the headquarters building of the Borrower located in Houston, Texas, (d) to the extent paid on or prior to the fifth Business Day after the due date therefor, the aggregate amount of all Senior Bank Facility LC Disbursements that have not yet been reimbursed by or on behalf of such Person and all unpaid, non-contingent obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument, and (e) any item referred to in clause (e) or (f) of the definition of Capitalization notwithstanding any change in the accounting treatment thereof after December 31, 2002.

                  "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DISPOSITION" means with respect to any asset or property of any Person, any sale, transfer or other disposition of ownership thereof by such Person, including any casualty with respect thereto or condemnation thereof or foreclosure thereon (but shall not include the granting or existence of a Lien permitted under the Senior Bank Facility, or the granting or existence of any other encumbrance not prohibited under the Senior Bank Facility, with respect thereto, or the issuance by such Person of indebtedness or equity). "DISPOSE" shall have a correlative meaning.

                  "DISTRIBUTIONS" means any distribution or dividend or return of capital or any other distribution, payment or delivery of property or cash, or the redemption, retirement, purchase or acquisition, directly or indirectly, of any Equity Interest now or hereafter outstanding (or any warrants for or options in respect of any such interest) or the setting aside of any funds for any of the foregoing purposes.

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "EBITDA" means, for the applicable period and applicable Pipeline Company Borrower, the sum of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) all extraordinary non-cash losses otherwise deducted from the determination of net income (or net loss) for such period (other than any such non-cash losses that require an accrual or reserve for cash charges for any future period and any write-downs or write-offs of accounts receivable), less all extraordinary non-cash gains otherwise added in the determination of net income (or net loss) for such period, and (g) all non-recurring losses or expenses deducted from the determination of net income (or net loss) for such period to the extent such losses or expenses were funded from capital contributions from any holder of Equity Interests in such Pipeline Company Borrower, in each case of such Pipeline Company Borrower and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period. For all purposes hereunder, the calculation of EBITDA for EPNGC shall not include or reflect any effect of the settlement relating to the Western energy crisis that was announced in a press release of the Borrower on March 21, 2003.

                  "EL PASO EXISTING 364-DAY FACILITY" means the $3,000,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, dated as of May 15, 2002, among the Borrower, EPNGC, TGPC, the several banks and financial institutions from time to time parties thereto, JPMorgan Chase Bank, a New York banking corporation, as administrative agent and CAF advance agent, ABN AMRO Bank, N.V., and Citibank, N.A. as co-documentation agents, and Bank of America, N.A. and Credit Suisse First Boston, as co-syndication agents, as the same was amended or modified from time to time prior to the Senior Bank Facility Effective Date.

                  "EL PASO EXISTING 3-YEAR FACILITY" means the Amended and Restated $1,000,000,000 3-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of August 4, 2000 (as amended and restated as of June 27, 2002 and as further amended and restated as of the Senior Bank Facility Effective Date), among the Borrower, EPNGC, TGPC, El Paso CGP Company, a Delaware corporation, the banks and other lenders parties thereto, JPMorgan Chase Bank, a New York banking corporation, as administrative agent and CAF advance agent , Citibank, N.A. and ABN AMRO Bank, N.V. as co-documentation agents, and Bank of America, N.A., as syndication agent, as the same may be amended, supplemented or modified from time to time.

                  "ELECTRON TRANSACTION" means the issuance of 8.625% Guaranteed Senior Unsecured Notes due 2003 by Limestone Electron Trust, a Delaware special purpose statutory business trust created under the laws of the State of Delaware ("LIMESTONE"), and Limestone Electron, Inc., a Delaware corporation and wholly-owned subsidiary of Limestone (the "LIMESTONE CO-ISSUER"), in an aggregate principal amount of one billion dollars ($1,000,000,000) pursuant to the Indenture dated as of March 27, 2000 among Limestone, the Co-Issuer and The Bank of New York (as successor to United States Trust Company of New York), as Indenture Trustee, and the Second Supplemental Indenture dated as of April 26, 2002 among Limestone, the Co-Issuer, The Bank of New York, as Indenture Trustee and the Borrower, as Guarantor.

                  "ELIGIBLE ASSIGNEE" means:

                  (a)      a Lender;

                  (b) an Affiliate of a Lender or a Related Fund of a Lender;

                  (c) a commercial bank organized under the laws of the United States (or any State thereof) that is a member of the Federal Reserve System;

                  (d) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000 (or the equivalent thereof);

                  (e) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000 (or the equivalent thereof);

                  (f) the central bank of any country that is a member of the OECD;

                  (g) a finance company, insurance company, mutual fund, pension plan or fund or other financial institution or fund (whether a corporation, partnership, limited liability company, trust or other Business Entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its investment business having assets in excess of $100,000,000; and

                  (h) other financial institutions or institutional lenders;

provided that none of the Borrower or any Affiliate of the Borrower shall qualify as an Eligible Assignee, and provided further that the Agent and, after the completion of syndication as determined by the Lead Arrangers, in their sole discretion, and so long as no Event of Default shall have occurred and be continuing, the Borrower shall have consented to any such Person becoming an "Eligible Assignee" hereunder except with respect to clauses (a) and (b) above (such consent of the Agent or the Borrower not to be unreasonably withheld or delayed).

                  "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, regulating or imposing liability or standards of conduct concerning protection of the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "EPC SECURED OBLIGATIONS" has the meaning specified in Section 7.02.

                  "EPGOM" means El Paso Production GOM Inc., a Delaware corporation.

                  "EPN UNITS" means any of the Series A Common Units and Series C Units issued by El Paso Energy Partners, L.P., a Delaware limited partnership, that are owned by any Credit Party.

                  "EPNGC" means El Paso Natural Gas Company, a Delaware corporation.

                  "EPPC" means El Paso Production Company, a Delaware corporation.

                  "EPPC NOTES" means each of the two promissory notes for $500,000,000 issued by EPPC in favor of Sabine VII and Sabine VIII, respectively, under the Red River Transaction.

                  "EPPH" means El Paso Production Holding Company, a Delaware corporation and its successors.

                  "EPTPC" means El Paso Tennessee Pipeline Co., a Delaware corporation.

                  "EQUITY INTERESTS" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity, or other equity interest in another Person of whatever nature.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations promulgated and rulings issued thereunder.

                  "ERISA AFFILIATE" means any Person who is a member of the Borrower's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

                  "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURODOLLAR RESERVE PERCENTAGE" of any Lender for any Interest Period for any LIBOR Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                  "EVENT OF DEFAULT" has the meaning specified in Section 6.01.

                  "EXCLUDED TAXES" means, with respect to the Agent, any Lender, the Collateral Agent or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income, franchise or similar taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender (i) at the time such Foreign Lender becomes a party to this Agreement (or designates a new Lending Office), or is attributable to such Foreign Lender's failure to comply with Section 2.09, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.09(a) or (ii) that is attributable to such Foreign Lender's failure to comply with Section 2.09(e).

                  "EXISTING CREDIT AND SECURITY AGREEMENT" has the meaning set forth in Preliminary Statement (6).

                  "FACILITY FEE" means a fee payable to the Agent for the account of the Lenders in an amount equal to 2% per annum of the average daily aggregate outstanding principal amount of the Loan from time to time from the date hereof until the Termination Date.

                  "FASB" means the Financial Accounting Standards Board.

                  "FEDERAL FUNDS RATE" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "FEE LETTER" means the fee letter, dated as of February 24, 2003, among CNAI, CSFB, CGMI and the Borrower setting out the details in respect of certain fees to be paid by the Borrower, as amended.

                  "FERC" means the Federal Energy Regulatory Commission, or any agency or authority of the United States from time to time succeeding to its function.

                  "FERC ELIGIBLE ASSET" means assets or other properties that are or will become eligible for rate coverage under the regulations promulgated by FERC.

                  "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of

America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

                  "GEMSTONE TRANSACTION" means the issuance of 7.71% Guaranteed Senior Unsecured Notes due 2004 by Gemstone Investor Limited, a Cayman Islands limited liability company ("GEMSTONE"), and Gemstone Investor, Inc., a Delaware corporation and wholly-owned subsidiary of Gemstone (the "GEMSTONE CO-ISSUER"), in a aggregate principal amount of nine hundred and fifty million dollars ($950,000,000), pursuant to the Indenture dated as of May 9, 2002 among Gemstone, the Co-Issuer and The Bank of New York and the Borrower, as Guarantor.

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTY", "GUARANTEED" and "GUARANTEEING" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt, or any Project Financing of any Person other than the Borrower or any of its consolidated Subsidiaries (excluding (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of the Borrower or any of its consolidated Subsidiaries, including obligations under any conditional sales agreement, equipment trust financing or equipment lease, and (c) any such act in connection with a Project Financing that either
(i) guarantees to the provider of such Project Financing or any other Person performance of the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Project Financing or performance by a Project Financing Subsidiary of certain obligations to Persons other than the provider of such Project Financing, except during any period, and then only to the extent, that such guaranty is a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "CONTINGENT GUARANTY")).

                  "GUARANTY REDUCTION EVENT" means, with respect to any Disposition, merger, consolidation or liquidation, the occurrence of a reduction of the amount (comparing such amount available immediately prior to giving effect to the applicable Disposition, merger, consolidation or liquidation with such amount available immediately after giving effect to such Disposition, merger, consolidation or liquidation) of the aggregate maximum liability under Sections 2.01(a) and (b) of the Subsidiary Guarantee Agreement (as defined in the Senior Bank Facility) with respect to the Credit Parties involved in the applicable Disposition, merger, consolidation or liquidation.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, in each case above to the extent regulated pursuant to any Environmental Law.

                  "INDEBTEDNESS" of any Person means, without duplication (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person which shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and
(c) Capital Lease Obligations of such Person.

                  "INDEMNIFIED COSTS" has the meaning set forth in Section 8.04.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section 9.04(d).

                  "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

                  "INITIAL LENDERS" has the meaning set forth in the recital of the parties to this Agreement contained in the first paragraph of this Agreement.

                  "INTERCREDITOR AGREEMENT" has the meaning assigned to the term "Security and Intercreditor Agreement" under the Senior Bank Facility.

                  "INTEREST PERIOD" means the period commencing on the Closing Date and ending on March 31, 2003, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last Business Day of the next calendar month, of each year; provided, however, that, in the case of any Interest Period that commences before the Scheduled Maturity Date and would otherwise end on a date occurring after the Scheduled Maturity Date, such Interest Period shall end on the Scheduled Maturity Date.

                  "LENDER" means, on and after the making of the Loan, any of the Initial Lenders; provided, however, that on and after any assignment of any Advance pursuant to Section 9.07 to any Eligible Assignee, such Eligible Assignee shall be a Lender and the assigning Lender, if such assigning Lender has assigned all of its Advances in full, shall cease to be a Lender hereunder, and any reference herein to "the Lender" shall thereafter be construed as a reference to "the Lenders" collectively or "a Lender" individually, as the context requires.

                  "LENDING OFFICE" means the lending office or offices from time to time specified by the Lender as its "Lending Office" hereunder for any LIBOR Advance.

                  "LIBO RATE" means, for any Interest Period (or any portion thereof), an interest rate per annum equal to the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period (provided that, if for any reason such rate is not available, the term "LIBO Rate" shall mean, for any Interest Period (or any portion thereof), the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page (or any other publicly available source of similar market data selected by the Agent) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page (or such other publicly available source), the applicable rate shall be the arithmetic mean of all such rates); and provided further, however, that in no event shall the LIBO Rate be less than 3 1/2% per annum.

                  "LIBOR ADVANCE" at any time of determination means an Advance that bears interest at such time based upon the LIBO Rate as provided in Section 2.03(a).

                  "LIBOR MARGIN" means 4.25% per annum.

                  "LIEN" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Indebtedness or any Guaranty of any Person.

                  "LOAN" has the meaning set forth in Section 2.01.

                  "LOAN AMOUNT" means the aggregate amount of all Commitments of the Lenders not to exceed $1,200,000,000.

                  "LOAN DOCUMENTS" means this Agreement, the Borrower Notes, the Subsidiary Guaranty, the Collateral Agency Agreement and the Fee Letter.

                  "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors, as in effect from time to time.

                  "MATERIAL ADVERSE CHANGE" means a material adverse change in the business, assets, operations, properties, condition (financial or otherwise), contingent liabilities, prospects or material agreements of the Borrower and its Subsidiaries, taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition or operations of the Borrower and its consolidated Subsidiaries on a consolidated basis.

                  "MESQUITE TRANSACTION" means Indebtedness in an amount not to exceed $600,000,000 secured by the Equity Interests in and/or the assets of Mesquite Investors, L.L.C., a Delaware limited liability company ("MESQUITE") and/or the assets of any direct or indirect Subsidiary of Mesquite, incurred by the Borrower, Mesquite or another Subsidiary of the Borrower so designated by the Borrower.

                  "MFN TRANSACTIONS" has the meaning set forth in Section 9.13.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor that is a national statistical rating organization.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or an ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which the Borrower or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

                  "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which (a) is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates, or (b) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "MUSTANG" means Mustang Investors, L.L.C., a Delaware limited liability company.

                  "MUSTANG TRANSACTION" means the transaction known as "PROJECT MUSTANG" among the Borrower, certain of its Subsidiaries and Mustang pursuant to the relevant operative documents for such transaction, including (a) obligations of the Borrower as evidenced by that certain Amended and Restated

El Paso Agreement originally dated as of May 9, 2000, and amended and restated through April 16, 2003, executed by the Borrower in favor of Mustang and the other Indemnified Persons (as defined therein), and (b) the obligations of certain such Subsidiaries as evidenced by that certain Amended and Restated Sponsor Subsidiary Credit Agreement originally dated as of May 9, 2000, and amended and restated through April 16, 2003, by and among Noric Holdings, L.L.C., as borrower, each other Sponsor Subsidiary (as defined therein), as co-obligors, Clydesdale Associates, L.P., as subordinated noteholder, Mustang, as lender, Wilmington Trust Company, as Sponsor Subsidiary Collateral Agent (as defined therein), and Citicorp North America, Inc., as Mustang Collateral Agent (as defined therein), in each case as the same may be further amended.

                  "NET CASH PROCEEDS" has the meaning assigned to such term in the Senior Bank Facility.

                  "NET WORTH" means as to any Person, as of any date of determination, the sum of (a) the consolidated common and preferred stockholders' equity of such Person and its consolidated Subsidiaries, plus (b) the cumulative amount by which stockholders' equity of such Person shall have been reduced by reason of non-cash write downs of long-term assets from and after the Closing Date, plus (c) in the case of the Borrower, those items included as "preferred interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Borrower as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, plus (d) in the case of the Borrower, those items included as "minority interests of consolidated subsidiaries" (or analogous line item) as listed on the consolidated balance sheet of the Borrower as of December 31, 2002 and regardless of any change thereafter in accounting treatment thereof, so long as the terms and conditions of any financing associated with any such items referred to in clause (c) or (d) above (or successive extensions or refinancings thereof) are not amended so as to become more restrictive to the Borrower or its Subsidiaries than the terms and conditions of the Senior Bank Facility, and minus (e) accumulated other comprehensive income (loss) (or analogous line item).

                  "1940 ACT" means the Investment Company Act of 1940 and any rule, order or regulation promulgated thereunder.

                  "NORIC HOLDINGS I, L.L.C." means Noric Holdings I, L.L.C., a Delaware limited liability company.

                  "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy. Without limiting the generality of the foregoing, the Obligations of the Borrower under the Loan Documents include (a) the obligation to pay principal, interest, costs, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that the Agent or any of the Lenders, in its sole discretion, may elect to pay or advance on behalf of the Borrower.

                  "OPERATIVE DOCUMENTS" means the Loan Documents and the Subsidiary Loan Documents.

                  "ORGANIZATIONAL DOCUMENTS" means, with respect to any Business Entity, any certificate of incorporation, charter, by-laws, memorandum of association, articles of association, partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation, certificate of trust, trust agreement or other agreement or instrument under which such Business Entity is formed or organized under Applicable Laws.

                  "ORIGINAL CREDIT AND SECURITY AGREEMENT" has the meaning set forth in Preliminary Statement (5).

                  "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "PAYMENT DATE" means the last Business Day of each Interest Period.

                  "PERMITTED EXECUTION ACTIONS" has the meaning set forth in
Section 6.01(g).

                  "PERMITTED LIENS" means:

                  (a) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by the Borrower or any of its Subsidiaries;

                  (b) Liens for Taxes, assessments, obligations under workers' compensation or other social security legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue, or which are being contested in good faith by appropriate proceedings;

                  (c) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

                  (d) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby;

                  (e) conventional provisions contained in any contracts or agreements affecting properties under which the Borrower or any of its Subsidiaries is required immediately before the expiration, termination or abandonment of a particular property to reassign to such Person's predecessor in title all or a portion of such Person's rights, titles and interests in and to all or portion of such property;

                  (f) pledges and deposits to secure the performance of bids, tenders, trade or government contracts (other than for repayment of borrowed money), leases, licenses, statutory obligations, surety bonds, performance bonds, completion bonds and other obligations of a like kind incurred in the ordinary course of business;

                  (g) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to the Borrower or any of its Subsidiaries entered into in the ordinary course of business on reasonable terms to secure undertakings of the Borrower or any such Subsidiary in such grant or conveyance;

                  (h) any Lien consisting of (A) statutory landlord's liens under leases to which the Borrower or any of its Subsidiaries is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (B) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of the Borrower or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Borrower or any such Subsidiary, (C) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (D) zoning laws and ordinances and municipal regulations;

                  (i) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", production payments, farmouts, leases, subleases, rights of way and other easements, participations, joint venture, joint operating, unitization, pooling and communitization agreements, or other similar transactions in the ordinary course of business;

                  (j) any judgment lien in respect of any judgment or order that does not constitute an Event of Default under Section 6.01(g); and

                  (k) Liens created by, pursuant to or contemplated by any of the Operative Documents in favor of any Subsidiary Loan Party, the Borrower, the Lenders, the Agent or the Collateral Agent.

                  "PERSON" means any individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

                  "PIPELINE COMPANY BORROWER" means, initially, each of EPNGC, TGPC, and ANR Pipeline and, subsequent to the Senior Bank Facility Effective Date, if and when required pursuant to the terms of Section 2.18 of the Senior Bank Facility, CIG.

                  "PLAN" means a Single Employer Plan or a Multiple Employer
Plan.

                  "PROCESS AGENT" has the meaning set forth in Section 9.10(c).

                  "PROCESS AGENT AGREEMENT" means the agreement dated as of the date hereof between the Borrower and CT Corporation System pursuant to which the Borrower appointed CT Corporation System as its Process Agent pursuant to
Section 9.10(c) (or any agreement with any successor Process Agent as provided therein).

                  "PROJECT FINANCING" means any Indebtedness (a) incurred to finance or refinance the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise in respect of, all or any portion of any project, or any asset related thereto (including, with respect to transactions in connection with the power and gas contract restructuring business of the Borrower) and any Guaranty with respect thereto, other than any portion of such Indebtedness or Guaranty permitting or providing for recourse against the Borrower or any of its Subsidiaries, other than (i) recourse to the Equity Interests in, Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries, and (ii) such recourse as exists under any Contingent Guaranty or
(b) of any Project Financing Subsidiary, or any Guaranty with respect thereto, that is secured solely by, or recourse for which is limited solely to, the Equity Interests in, Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries.

                           "PROJECT FINANCING SUBSIDIARY" means any Subsidiary
of the Borrower whose principal purpose is to incur Project Financing, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to (a) those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by a Project Financing, (b) power contracts, gas contracts, administrative or other related service agreements and swap agreements related to gas or power, or (c) Equity Interests in, or Indebtedness or other obligations of, one or more other such Subsidiaries or Business Entities or to Indebtedness or other obligations of the Borrower or its Subsidiaries or other Persons. For purposes of this definition, "swap agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

                           "QUALIFIED SUCCESSOR AGENT" means a commercial bank
organized under the laws of the United States or of any State thereof and which has (a) a combined capital and surplus of at least $250,000,000, (b) ratings, at the time of its acceptance as a successor Agent, with respect to its unsecured short-term debt securities of not lower that A-2 by S&P and P-2 by Moody's, and (c) not, at the time of its acceptance as a successor Agent pursuant to Section 8.05, been mentioned with negative implications in "CreditWatch" by S&P or a similar publication list by S&P or Moody's; provided, however, that, if any successor Agent shall have ratings with respect to its unsecured short-term debt securities of lower than (x) P-1 by Moody's or (y) A-1 by S&P, any funds held by such Agent pursuant to the terms of the Loan Documents shall be held in a segregated trust account established by such Agent for such purpose; and provided, further, that so long as no Event of Default shall have occurred and be continuing, the Borrower shall have consented to any such Person becoming a "Qualified Successor Agent" hereunder (such consent not to be unreasonably withheld or delayed).

                  "RATON" means El Paso Energy Raton, L.L.C., a Delaware limited liability company.

                  "RECEIVABLES PURCHASE AND SALE AGREEMENT" means each or any one of (a) the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNGC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation, and Citicorp North America, Inc., as agent, (b) the Amended and Restated Receivables Sale Agreement dated as of December 31, 1996 among El Paso Energy Credit Corporation, Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, as administrative agent, (c) the agreement(s) governing the receivables securitization facility proposed to be entered into in 2003 among El Paso Energy Finance I Company, LLC, El Paso Finance Company, Inc., TGPC, EPNGC, Southern Natural Gas Company, the Borrower and General Electric Capital Corporation, and
(d) the agreement(s) governing the receivables securitization facility proposed to be entered into in 2003 among the Borrower, El Paso Energy Finance II Company, El Paso Merchant Energy, L.P., and The CIT Group/Business Credit, Inc., as any such agreement or facility may be amended, supplemented, restated or otherwise modified from time to time, provided that no such amendment, supplement, restatement or modification shall change the scope of such agreement or facility from that of a receivables securitization transaction.

                  "RED RIVER" has the meaning set forth in Preliminary Statement
(1).

                  "RED RIVER CBI PURCHASE AGREEMENT" means the Purchase Agreement with respect to certificates of beneficial interest issued by Rio Grande Trust I dated as of March 29, 2002 among Rio

Grande Trust I as issuer, Westdeutsche Landesbank Girozentrale, New York Branch (now known as WestLB AG, New York Branch), as initial holder, Whiteclay WTC, Inc. as depositor and Wilmington Trust Company as trustee.

                  "RED RIVER CREDIT AGREEMENT" means the Second Amended and Restated Credit and Security Agreement dated as of March 29, 2002 among Red River, CNAI and CXC, LLC.

                  "RED RIVER TRANSACTION" has the meaning set forth in Preliminary Statement (1).

                  "REFINANCING" means any debt, equity or Convertible Securities offering in the bank loan or debt capital markets or otherwise, any term or revolving loan financing, any lease or sale-leaseback transaction, in each case to the extent the proceeds therefrom are used to repay or prepay any existing Indebtedness of the Borrower or any of its Subsidiaries or to otherwise refinance the Electron Transaction or the Mustang Transaction to the extent not otherwise prohibited hereunder.

                  "REFINANCING TRANSACTION" has the meaning set forth in Preliminary Statement (4).

                  "REGISTER" has the meaning specified in Section 9.07(c).

                  "REGULATION S-X" means Regulation S-X of the U.S. SEC, 17 CFR, 210 et seq.

                  "RELATED FUND" means any Person that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person or an Affiliate of a Person entity that administers or manages a Lender.

                  "REQUIRED LENDERS" means, at any time, those Lenders having more than 50% of the aggregate Commitments or of the aggregate amount of the Loan outstanding at such time.

                  "RESTRICTED EQUITY INTERESTS" has the meaning assigned to such term under the Senior Bank Facility.

                  "RESTRICTED SUBSIDIARIES" means, collectively, each Pipeline Company Borrower and its Subsidiaries, each Senior Bank Facility Subsidiary Guarantor (other than the Senior Bank Facility Exempted Guarantors) and its Subsidiaries and Bear Creek Storage Company, a Louisiana general partnership ("BEAR CREEK STORAGE"); provided, however, that (a) any such Person shall cease to be a "Restricted Subsidiary" hereunder immediately upon any Disposition of the Equity Interests in such Person permitted by Section 6.04 of the Senior Bank Facility and Section 5.02 that results in such Person no longer being a direct or indirect Subsidiary of the Borrower and (b) none of Noric Holdings I, L.L.C. and its Subsidiaries, Noric Holdings III, L.L.C., a Delaware limited liability company, and its Subsidiaries and Noric Holdings IV, L.L.C., a Delaware limited liability company, and its Subsidiaries shall be considered a "Restricted Subsidiary" hereunder until the repayment in full of the Mustang Transaction.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor that is a national statistical rating organization.

                  "SABINE VI" means Sabine River Investors VI, L.L.C., a Delaware limited liability company.

                  "SABINE IX" means Sabine River Investors IX, L.L.C., a Delaware limited liability company, and its successors.

                  "SCHEDULED MATURITY DATE" means March 11, 2005.

                  "SEC" means the United States Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

                  "SECURED PARTIES" has the meaning set forth in Section
7.01(a).

                  "SECURITIES" has the meaning set forth in Section 7.01(e).

                  "SENIOR BANK FACILITY" means the $3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003, among the Borrower, EPNGC, TGPC, ANR Pipeline, the several banks and other financial institutions from time to time parties thereto, the Senior Bank Facility Administrative Agent, Citicorp North America, Inc. and ABN AMRO Bank N.V. as co-document agents, and Bank of America, N.A. and Credit Suisse First Boston, as co-syndication agents (amending and restating in its entirety the El Paso Existing 364-Day Facility), as the same may be amended, supplemented or otherwise modified from time to time.

                  "SENIOR BANK FACILITY ADMINISTRATIVE AGENT" means JPMorgan Chase Bank as administrative agent under the Senior Bank Facility.

                  "SENIOR BANK FACILITY BORROWER" means the Borrower and each Pipeline Company Borrower under the Senior Bank Facility, as applicable.

                  "SENIOR BANK FACILITY COLLATERAL" has the meaning assigned to the term "Collateral" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY COLLATERAL ACCOUNT" has the meaning assigned to the term "Collateral Account" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY COLLATERAL AGENT" has the meaning assigned to the term "Collateral Agent" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY COLLATERAL PERMITTED LIENS" has the meaning assigned to the term "Collateral Permitted Liens" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY COVERED OBLIGATIONS" has the meaning assigned to the term "Covered Obligations" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY EFFECTIVE DATE" has the meaning assigned to the term "Effective Date" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY ENFORCEMENT ACTION" has the meaning assigned to the term "Enforcement Action" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY EXEMPTED GUARANTOR" has the meaning assigned to the term "Exempted Guarantor" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY GUARANTOR" has the meaning assigned to the term "Guarantor" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY LC DISBURSEMENTS" has the meaning assigned to the term "LC Disbursements" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY LOAN DOCUMENTS" has the meaning assigned to the term "Loan Documents" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY OBLIGATIONS" has the meaning assigned to the term "Obligations" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY SECURED OBLIGATIONS" has the meaning assigned to the term "Secured Obligations" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY SECURED PARTIES" has the meaning assigned to the term "Secured Parties" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY SECURITY DOCUMENTS" has the meaning assigned to the term "Security Documents" under the Senior Bank Facility.

                  "SENIOR BANK FACILITY SUBSIDIARY GUARANTOR" has the meaning assigned to the term "Subsidiary Guarantor" under the Senior Bank Facility.

                  "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SOLVENT" means, with respect to any Person as of the date of any determination, that on such date, after giving effect to such Person's rights and Obligations under the Operative Documents, including rights of contribution and indemnity, (a) the fair value of the Property of such Person at fair valuation is greater than the total liabilities, including contingent liabilities, of such Person, (b) such Person is able to pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SONAT INDENTURE" means the Indenture dated June 1, 1986 between the Borrower (as successor to Sonat, Inc.) and JP Morgan Chase Bank, Trustee (as successor to Manufacturers Hanover Trust Company), including Prospectus Supplements in relation thereto, as the same may be amended, supplemented or modified from time to time.

                  "SPECIFIED INDENTURE DEBT" means any Debt issued pursuant to an indenture qualified under the Trust Indenture Act of 1939, as amended, and the principal amount of which, at the time of determination, exceeds $50,000,000.

                  "SPONSOR SUBSIDIARIES" has the meaning set forth in Preliminary Statement (1).

                  "SPONSOR SUBSIDIARY CREDIT AGREEMENT" has the meaning set forth in Preliminary Statement (1).

                  "SPONSOR SUBSIDIARY OBLIGATIONS" has the meaning set forth in Preliminary Statement (2).

                  "SPONSOR SUBSIDIARY SECURITY AGREEMENT" means the Second Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of June 30, 1999, amended and restated as of November 22, 1999, amended as of January 31, 2002 and amended and restated as of March 29, 2002, between the Sponsor Subsidiaries and Wilmington Trust Company as collateral agent for Trinity.

                  "SOUTHERN NATURAL GAS" means Southern Natural Gas Company, a Delaware corporation.

                  "SUBORDINATION AGREEMENT" means the Master Subordination Agreement as defined in the Subsidiary Borrower Credit Agreement.

                  "SUBSIDIARY" means, as to any Person (the "PARENT") at any date, any Business Entity the accounts of which are, or are required to be, consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Business Entity of which the shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly, through one or more Subsidiaries, or both, by such Person; provided, however, that, except for purposes of consolidation with the Borrower in accordance with GAAP (other than for purposes of (a) the definitions of "Net Worth" and "Material Adverse Effect" or (b) Sections 5.02(a)(ii) and 5.03(f)), in no event shall El Paso Energy Partners, L.P. or any of its direct or indirect Subsidiaries be deemed to be a Subsidiary of the Borrower for any other purpose of this Agreement or any other Operative Document.

                  "SUBSIDIARY BORROWER" means each of EPPC, EPGOM and, until the date (if any) on which such Person shall cease to be a "Subsidiary Borrower" under, and in accordance with, the Subsidiary Borrower Credit Agreement, Vermejo and Raton.

                  "SUBSIDIARY BORROWER CREDIT AGREEMENT" means the Credit Agreement dated as of the date hereof among the Subsidiary Loan Parties, the Borrower, as lender, and CNAI, as loan administrator, as the same may be amended, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

                  "SUBSIDIARY BORROWER NOTES" has the meaning assigned to the term "Notes" in the Subsidiary Borrower Credit Agreement.

                  "SUBSIDIARY BORROWER PLEDGE AGREEMENT" means the Pledge Agreement dated as of the date hereof made by each of the Subsidiary Loan Parties (except Sabine IX) in favor of the Collateral Agent (as defined therein), as the same may be amended, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

                  "SUBSIDIARY BORROWER SECURITY AGREEMENT" means the Security Agreement dated as of the date hereof among the Subsidiary Loan Parties and the Collateral Agent (as defined therein), as collateral agent for the secured parties, as the same may be amended, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

                  "SUBSIDIARY COLLATERAL" has the meaning assigned to the term "Collateral" in the Subsidiary Borrower Credit Agreement.

                  "SUBSIDIARY DEFAULT NOTICE" has the meaning set forth in
Section 7.09(f).

                  "SUBSIDIARY GUARANTY" means a Guaranty dated as of the date hereof made by the Subsidiary Loan Parties as guarantors in favor of the Beneficiaries (as defined therein) in substantially the form of Exhibit C hereto, as the same may be amended, amended and restated or otherwise modified from time to time in accordance with the terms thereof.

                  "SUBSIDIARY LOAN DOCUMENTS" has the meaning given to the term "Loan Documents" in the Subsidiary Borrower Credit Agreement.

                  "SUBSIDIARY LOAN PARTY" means each Chain Subsidiary and each Subsidiary Borrower.

                  "SUBSIDIARY LOANS" has the meaning set forth in Preliminary Statement (3).

                  "TAKE-OUT SECURITIES" means debt securities or a syndicated loan facility of the Borrower or the Subsidiary Borrowers or one or more of their respective Affiliates.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERMINATION DATE" means the earlier of (i) the Scheduled Maturity Date and (ii) the date on which the outstanding Loan has been repaid in full pursuant to the terms of this Agreement.

                  "TERMINATION EVENT" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .11, ..12, .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or
(c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Borrower or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

                  "TGPC" means Tennessee Gas Pipeline Company, a Delaware corporation.

                  "TRINITY" has the meaning set forth in Preliminary Statement
(1).

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "VERMEJO" means Vermejo Minerals Corporation, a Delaware corporation, and its successors.

                  "VOLUNTARY BANKRUPTCY" means, with respect to any Person: (a)
(i) the inability of such Person generally to pay its debts as such debts become due, (ii) the failure of such Person generally to pay its debts as such debts become due or (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property or the filing of an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature; or (c) action taken by such Person to authorize any of the actions set forth above.

                  "WIC" means Wyoming Interstate Company Ltd., a Colorado Limited Partnership.

                  "WITHDRAWAL LIABILITY" has the meaning given such term under
Part 1 of Subtitle E of Title IV of ERISA.

                  SECTION 1.02 Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "from and including" and the words "TO", "THROUGH" and "UNTIL" each mean "to but excluding".

                  SECTION 1.03 Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation". The words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER", and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

                  SECTION 1.04 Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of or to this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of or to this Agreement. Whether or not specified herein or therein, references in this Agreement to this Agreement and to any other Operative Document or any other agreement include this Agreement and the other Operative Documents and agreements as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. Whether or not specified herein, a reference to any law, rule, order or regulation (as the case may be) shall mean that law, rule, order or regulation (as the case may be), as it may be amended, modified or supplemented from time to time, and any successor law, rule, order or regulation (as the case may be). A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement and the other Operative Documents governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

                  SECTION 1.05 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of or calculation of compliance with such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                          AMOUNTS AND TERMS OF THE LOAN

                  SECTION 2.01 The Loan. On the terms and conditions hereinafter set forth, each Initial Lender shall make available to the Borrower a single advance on the Closing Date in an amount not to exceed its Commitment (each such advance, an "ADVANCE", and, collectively, the "LOAN"). Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

                  SECTION 2.02 Making the Loan. Upon the satisfaction of the applicable conditions precedent set forth in Section 3.01, before 12:00 P.M. (New York City time) on the Closing Date, each Initial Lender shall make an Advance to the Borrower by depositing the proceeds thereof in immediately available funds to the Agent's Account.

                  SECTION 2.03 Interest. (a) The Borrower shall pay to the Lenders interest on the unpaid principal amount of the Advances on each Payment Date, accruing from the date of the making of the Advances until such principal amount shall be paid in full, at the following rate per annum:

                  (i) from the Closing Date through March 23, 2003, the Advances shall bear interest at a rate per annum equal to 7.75%;

                  (ii) thereafter, for the remainder of the first Interest Period, the Advances shall bear interest at a rate per annum equal to the sum of the LIBO Rate for a one-week Interest Period plus the LIBOR Margin; and

                  (iii) thereafter, for any Interest Period (or portion thereof) the Advances shall bear interest at a rate per annum equal to the sum of the LIBO Rate for such Interest Period (or portion thereof) plus the LIBOR Margin;

provided, however, that if (A) the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for a Lender to obtain funds in the London interbank market during such Interest Period (or portion thereof), (B) the LIBO Rate will not adequately reflect the cost to any Lender of maintaining its Advances during such Interest Period (or portion thereof) at the LIBO Rate, (C) the LIBO Rate cannot be determined or (D) any Event of Default shall occur and be continuing, then the interest rate applicable to the Advances shall be the sum of the Base Rate then in effect plus the Base Rate Margin.

                  (b) Overdue Interest. If the Borrower fails to pay any amount due and payable under this Agreement or any other Loan Document on the date such amount is due, then the Borrower shall pay interest on such overdue amount, from the date such amount shall be due until the date such amount shall be paid in full, at a rate per annum equal to, (i) with regard to the principal amount of any Advance, 2% above the rate otherwise applicable to the principal amount of such Advance, and (ii) with regard to any other amount, 2% above the applicable Base Rate plus the Base Rate Margin, in each case payable in arrears on the date such amount shall be paid in full and on demand.

                  (c) Additional Cost for Eurodollar Reserves. If any Lender shall determine in good faith that reserves under regulations of the Board of Governors of the Federal Reserve System are required to be maintained by it in respect of, or a portion of its costs of maintaining reserves under such regulations is properly attributable to, one or more of its Advances, the Borrower shall pay to such Lender additional interest on the unpaid principal amount of each such Advance to it (other than any such additional interest accruing to a particular Lender in respect of periods prior to the 30th day preceding the date notice of such interest is given by such Lender as provided in this Section 2.03), payable on the same day or days on which interest is payable on such Advance, at an interest rate per annum equal at all times during each Interest Period for such Advance to the excess of (i) the rate obtained by dividing the LIBO Rate for such Interest Period by a percentage equal to 100% minus the Eurodollar Reserve Percentage, if any, for such Lender for such Interest Period over (ii) the LIBO Rate for such Interest Period. The amount of such additional interest (if any) shall be determined by each Lender, and such Lender shall furnish written notice of the amount of such additional interest to the Borrower and the Agent, which notice shall be conclusive and binding for all purposes, absent manifest error.

                  SECTION 2.04 Certain Fees. (a) The Borrower shall pay the Facility Fee in arrears on each Payment Date during the term of this Agreement and on the Termination Date.

                  (b) The Borrower shall pay certain other fees pursuant to the terms of the Fee Letter.

                  SECTION 2.05 Repayment of the Loan. On each of (a) the last Business Day of June 2004, and (b) the last Business day of September 2004, the Borrower shall repay a principal amount equal to $300,000,000 of the then outstanding Loan. The outstanding principal balance of the Loan shall be repaid in full by the Borrower on the Scheduled Maturity Date.

                  SECTION 2.06 Prepayments of the Advance. (a) Optional. The Borrower may, at any time, prepay the outstanding principal amount of the Loan in whole or in part, together with accrued interest, fees and any other amounts payable under this Agreement to the date of such prepayment on the principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount of not less than $1,000,000 and (ii) in the event of any such prepayment on a day other than the last day of an Interest Period, the Borrower shall pay to the Agent for the account of the affected Lender or Lenders, on the last day of such Interest Period, any amount owing pursuant to
Section 9.04(c) in connection with such prepayment.

                  (b) Mandatory. The Borrower shall prepay principal amounts outstanding under the Loan, together with accrued interest to the date of such prepayment on the principal amount so prepaid, on the date of receipt of the following and in the amounts set forth below:

                  (i) 100% of the proceeds of each optional or mandatory prepayment or repayment in respect of the principal amount of the Subsidiary Loans (including as a result of the issuance of the Take-Out Securities),

                  (ii) 100% of the net cash proceeds of (A) all equity or equity-linked offerings or sales of Equity Interests by or of any Chain Subsidiary, and (B) such offerings by the Borrower or its Affiliates that are exchangeable into Equity Interests of any Subsidiary Loan Party, excluding in each case of clause (A) and (B), net cash proceeds of any capital contribution to any Subsidiary Loan Party by existing holders of Equity Interests thereof,

                  (iii) 100% of the net cash proceeds of issuances of Indebtedness of any Chain Subsidiary (including as a result of the issuance of the Take-Out Securities),

                  (iv) 100% of the net cash proceeds of incurrences or issuances of Indebtedness of the Borrower or that are primarily based on the credit of the Borrower, excluding Indebtedness permitted to be incurred pursuant to Section 5.02(b) (other than clause (v) thereof); and

                  (v) 100% of the net cash proceeds of the Take-Out Securities (to the extent not otherwise covered by clauses (i) through (iv) above).

                  (c) Notice. Each prepayment shall be accompanied by written notice to the Agent of the provision of Section 2.06(a) or 2.06(b) under which such prepayment is to be made, and identifying the source of the proceeds of such prepayment.

                  (d) Price. Notwithstanding any other provision of this Agreement, any optional or mandatory prepayment of the principal amount of the Loan made by the Borrower shall be credited against the unpaid principal amount thereof as follows:

                  (i) if made during the period commencing on the Closing Date and ending on the day 120 days after the Closing Date, shall be made at 99.25% of the aggregate amount of the Loans being prepaid;

                  (ii) if made during the period commencing on the day 121 days after the Closing Date and ending on the day 240 days after the Closing Date, shall be made at 99.75% of the aggregate amount of the Loans being prepaid; and

                  (iii) commencing with prepayments made on the day 241 days after the Closing Date, each prepayment of principal shall be made at 100.0% of the aggregate amount of the Loans being prepaid.

                  (iv) No Lender shall have the right to decline a prepayment hereunder.

                  SECTION 2.07 Increased Costs; Capital Adequacy, Etc. (a) If, due to either (i) the introduction after the date of this Agreement of or any change after the date of this Agreement (including any change by way of imposition or increase of reserve requirements or assessments other than those referred to in the definition of "EURODOLLAR RESERVE PERCENTAGE") in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request issued or made after the date of this Agreement from or by any central bank or other governmental authority (whether or not having the force of law), in each case above, there shall be any increase in the cost to any Lender of agreeing to make, fund or maintain, or of making, funding or maintaining, Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to reimburse such Lender for all such increased costs (except those costs incurred more than 60 days prior to the date of such demand; for the purposes hereof any cost or expense allocable to a period prior to the publication or effective date of such an introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best efforts promptly to notify the Borrower of any event referred to in clause (i) or (ii) above, provided that the failure to give such notice shall not affect the rights of any Lender under this Section 2.07(a) (except as otherwise expressly provided above in this Section 2.07(a)). A certificate as to the amount of such increased cost, submitted to the Borrower and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees to use its best efforts (including a reasonable effort to change its Lending Office or to transfer its affected Advances to an affiliate of such Lender) to avoid, or minimize the amount of, any demand for payment from the Borrower under this Section 2.07(a).

                  (b) If either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance by any Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such

Lender and such Lender determines that the amount of such capital is increased as a result of such Lender's obligations under this Agreement, then, within ten days after demand, and delivery to the Borrower of the certificate referred to in the last sentence of this subsection (b) by such Lender (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's obligations hereunder (except any such increase in capital incurred more than, or compensation attributable to the period before, 90 days prior to the date of such demand; provided, that, for the purposes of this subsection (b), any increase in capital allocable to, or compensation attributable to, a period prior to the publication or effective date of any such introduction, change, guideline or request shall be deemed to be incurred on the later of such publication or effective date). Each Lender agrees to use its best efforts promptly to notify the Borrower of any event referred to in clause (i) or (ii) above, provided that the failure to give such notice shall not affect the rights of any Lender under this subsection (b) (except as otherwise expressly provided above in this subsection (b)). A certificate in reasonable detail as to the basis for, and the amount of, such compensation submitted to the Borrower by such Lender shall, in the absence of manifest error, be conclusive and binding for all purposes hereunder.

                  (c) In the event that any Lender shall change its Lending Office and such change results (at the time of such change) in increased costs to such Lender, the Borrower shall not be liable to such Lender for such increased costs incurred by such Lender to the extent, but only to the extent, that such increased costs shall exceed the increased costs which such Lender would have incurred if the Lending Office of such Lender had not been so changed, but, subject to subsection (a) above and to Section 2.08, nothing herein shall require any Lender to change its Lending Office for any reason.

                  SECTION 2.08 Interest Rate Determination; Late Payments; Payments and Computations. (a) The Borrower shall make each payment hereunder not later than 1:00 P.M. (New York City time) on the day when due in U.S. dollars to the Agent at the Agent's Account in same day funds. Any payment received after 1:00 P.M. (New York City time) on the day when due shall be applied on the next following Business Day.

                  (b) All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed (except that where interest is calculated by reference to the Base Rate, the computation of interest hereunder shall be made on the basis of a year of 365 days or 366 days, as applicable). Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest or fees, as the case may be; provided, however, in the case of any payment of any LIBOR Advance, if such extension would cause payment to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

                  SECTION 2.09 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under the Borrower Notes shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required by law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.09) the applicable Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) The Borrower will indemnify each Indemnified Party, within 10 days after written demand therefor, for the full amount of Indemnified Taxes or Other Taxes paid by such Indemnified Party on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or attributable to amounts payable under this Section 2.09) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by the Agent or any Lender (with respect to itself or any of its Affiliates) shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the United States, or of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

                  (f) The Agent or a Lender shall determine if, in its reasonable discretion, it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.09. If it determines that it has received any such refund, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.09 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

                  (g) If the Borrower is required to pay any additional amount to any Indemnified Party or any Governmental Authority for the account of any Indemnified Party pursuant to this Section 2.09, then such Indemnified Party shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to this Section 2.09 in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and each Indemnified Party contained in this Section 2.09 shall survive the payment in full of all principal of and interest on the Loan and under the Borrower Notes.

                  (i) Any other provision of this Agreement to the contrary notwithstanding, any amounts which are payable by the Borrower under this
Section 2.09 shall not be payable under Section 2.07.

                  SECTION 2.10 Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the Loan, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) The Borrower agrees that, on or before the Closing Date, it shall execute and deliver to each Initial Lender who shall so request a Borrower Note, in substantially the form of Exhibit B hereto, payable to the order of such Initial Lender (or its nominee) in a principal amount equal to such Initial Lender's Commitment.

                  (c)      The Register maintained by the Agent pursuant to
Section 9.07(c) shall include a control account, in which shall be recorded (i) the date and amount of each Advance made hereunder and the Lender to whom the Advance is owing, (ii) the terms of each Assignment and Acceptance delivered to and by it, (iii) the amount of any principal and interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and distributed to each Lender hereunder.

                  (d) The entries made in the Register shall be, to the extent permitted by applicable law, prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded conclusive and binding for all purposes, absent manifest error.

                  SECTION 2.11 Change of Lending Office. The Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.03(c) or 2.07 with respect to such Lender, such Lender will use reasonable efforts (consistent with the internal policies of and legal and statutory restrictions applicable to such Lender) to select a jurisdiction for the Lending Office of such Lender or change the jurisdiction of such Lending Office so as to avoid the need for or reduce the amount of any amounts accruing under 2.03(c) or Section 2.07; provided that no such selection, change of the jurisdiction of such Lending Office or assignment shall be made if, in the reasonable judgment of such Lender, such selection, change or assignment would be disadvantageous to such Lender.

                  SECTION 2.12 Sharing of Payments, Etc. If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Lender hereunder and under the Borrower Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Borrower Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Borrower Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder and under the

Borrower Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Borrower Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Borrower Notes at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section
2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

                  SECTION 2.13 Use of Proceeds. The Borrower shall use the proceeds of the Loan only to make the Subsidiary Loans pursuant to the Subsidiary Borrower Credit Agreement.

                                  ARTICLE III

                               CONDITIONS TO LOAN

                  SECTION 3.01 Conditions Precedent to Making the Loan. The obligation of the Initial Lenders to make the Loan hereunder is subject to the following conditions precedent being satisfied or waived on or prior to the Closing Date:

                  (a) The Agent and the Lead Arrangers shall be satisfied with the structure of the transactions contemplated hereby and by the Subsidiary Loans and all related tax (including tax-sharing arrangements involving Chain Subsidiaries and Subsidiary Loan Parties), legal and accounting matters, and that the transactions contemplated hereby and by the Subsidiary Loans will not violate or conflict with the terms of any material contractual provision, including, without limitation, the El Paso Existing 364-Day Facility, binding upon the Borrower or any of its Affiliates.

                  (b) The Agent's and the Lead Arrangers' completion of, and satisfaction in all respects with, the results of their ongoing due diligence investigation of the business, assets, operations, properties, condition (financial or otherwise) (including, without limitation, the liquidity of the Borrower and its Subsidiaries), contingent liabilities, prospects and material agreements of the Borrower and its Subsidiaries, including, without limitation, the Subsidiary Borrowers and their respective Subsidiaries.

                  (c) The Agent shall have received the following documents, each dated as of the Closing Date (other than the documents described in clauses (ii) and (iii)), and duly executed by the respective party or parties thereto, and otherwise in form and substance satisfactory to the Initial Lenders and the Agent (it being understood that all such documents shall have been delivered in the form agreed as of the Closing Date), and (except for the documents listed in clauses (ii) and (iii) below), in the number of copies necessary to provide the Initial Lenders and the Agent each with original counterparts of such documents plus three additional original counterparts:

                              (i)   this Agreement;

                             (ii) the Borrower Notes made payable to the Initial Lenders;

                            (iii) the Subsidiary Borrower Notes payable to the Borrower as lender thereunder;

                             (iv)   the Subsidiary Guaranty;

                              (v)   the Subsidiary Borrower Credit Agreement;

                             (vi)   the Subsidiary Borrower Security Agreement;

                            (vii)   the Subsidiary Borrower Pledge Agreement;

                           (viii)   the Mortgages;

                             (ix)   the Transfer Letters;

                              (x)   the Account Control Agreements;

                             (xi)   the Collateral Agency Agreement;

                            (xii)   the Subordination Agreement;

                           (xiii) stock certificates and certificates of membership interest required in connection with the Subsidiary Borrower Pledge Agreement and stock powers (or assignments separate from certificate, as applicable) executed in blank for each such stock certificate or certificate of membership interest;

                            (xiv) evidence reasonably satisfactory to the Agent that the Borrower has satisfied the insurance requirements set forth in the Subsidiary Borrower Credit Agreement;

                             (xv)   a solvency certificate of the Chief
                  Financial Officer of the Borrower, in substantially the form of Exhibit G hereto;

                            (xvi) documents, agreements and other evidence satisfactory to the Collateral Agent in its sole discretion that legal and beneficial title to all Collateral Oil and Gas Properties (as defined in the Subsidiary Borrower Credit Agreement) is held by each Subsidiary Borrower pledging such assets, and such Collateral Oil and Gas Properties are free and clear of all Liens other than Chain Subsidiary Permitted Liens;

                           (xvii) to the extent requested by the Collateral Agent, true, correct and complete copies of the material agreements described on Schedule 4.21 to the Subsidiary Borrower Credit Agreement;

                           (xviii)  proper financing statements (Form UCC-1)
                  with the Borrower as debtor and the Collateral Agent as secured party, covering the Collateral;

                           (xix) proper financing statements (Form UCC-1) with each Subsidiary Borrower as debtor and the Collateral Agent as secured party, covering the Subsidiary Collateral;

                           (xx) evidence that all other actions requested by the Collateral Agent to be taken on or prior to the Closing Date to perfect and protect the Liens created hereby and by the other Operative Documents shall have been taken;

                           (xxi) duly executed copies of UCC-3 termination statements for each of Sabine VI, Sabine VII, Sabine VIII and Sabine IX, each as debtor, and Wilmington Trust Company, as collateral agent for Trinity, in each case evidencing the release and termination by Wilmington Trust Company, as collateral agent for Trinity, of its security interest in all of the collateral pledged by each of Sabine VI, Sabine VII, Sabine VIII and Sabine IX under the Sponsor Subsidiary Security Agreement;

                           (xxii) certificates of an authorized officer or the secretary or an assistant secretary of the Borrower and each Subsidiary Loan Party certifying the names and true signatures of officers of the Borrower or such Subsidiary Loan Party authorized to sign this Agreement and the other Operative Documents to which the Borrower or such Subsidiary Loan Party is a party;

                           (xxiii)  copies, certified as of the date of this
                  Agreement by an authorized officer or the secretary or an assistant secretary of the Borrower and each Subsidiary Loan Party, of (A) the resolutions of the board of directors or other managing body of each of the Borrower or such Subsidiary Loan Party approving the Operative Documents to which it or any other Subsidiary Loan Party is a party, (B) the Organizational Documents of the Borrower and such Subsidiary Loan Party, and (C) all other documents, if any, evidencing other necessary governing action and governmental approvals, if any, with respect to the Operative Documents to which the Borrower or such Subsidiary Loan Party is a party;

                           (xxiv)   favorable opinions (excluding
                  non-consolidation opinions (other than those with respect to Noric Holdings I, L.L.C., Sabine VI and Sabine IX)) of Jones Day, special counsel to the Borrower, in substantially the form of Exhibit E hereto;

                           (xxv) a favorable opinion of the general counsel or an associate general counsel for the Borrower, in substantially the form of Exhibit F hereto;

                           (xxvi) a favorable opinion of Shearman & Sterling, counsel for the Agent; (xxvii) original executed counterparts of each other Operative Document;

                           (xxviii) an executed copy of the Payout Agreement
                  dated as of March 13, 2003, among Trinity, Red River, Sabine River Investors, L.L.C., a Delaware limited liability company, the Class A, Class B and Class C Members of Red River, CNAI, CXC, LLC, a Delaware limited liability company, Wilmington Trust Company, the Borrower and other parties party thereto, evidencing, among other things, (x) the payment in full by the Sponsor Subsidiaries of their obligations under the Sponsor Subsidiary Credit Agreement and (y) the release by Wilmington Trust Company as collateral agent for Trinity of its security interest in all of the collateral securing the Sponsor Subsidiary Obligations;

                           (xxix) evidence satisfactory to the Collateral Agent that, to the extent there is any amount outstanding under the EPPC Notes after EPPC has repaid the principal and any accrued interest thereunder with its portion of the proceeds of the Subsidiary Loans, such amount shall have been, or will be on the Closing Date, converted into additional Equity Interests of Sabine IX in EPPC; and

                           (xxx)    the cancelled EPPC Notes.

                  (d) The Agent and the Lead Arrangers shall be satisfied that all conditions precedent to the funding of the Subsidiary Loans set forth in Section 2.13 of the Subsidiary Borrower Credit Agreement, including preparation of the Mortgages and other security documents for filing with respect to substantially all of the collateral securing the Subsidiary Loans, shall have been met, and the Agent and the Lead Arrangers shall be satisfied as to the plan for timely filing such instruments within ten days of the Closing Date.

                  (e) To the extent not filed with the SEC prior to the Closing Date, the Agent and the Lead Arrangers shall have received a draft of the Borrower's Form 10-K filing for the fiscal year of 2002, and the Agent and the Lead Arrangers shall be satisfied with the matters disclosed in such Form 10-K filing and the financial statements included therein.

                  (f)      The Agent and the Lead Arrangers shall have received
         (1) the fiscal year 2000 and 2001 audited consolidated financial statements and quarterly unaudited consolidated financial statements for the first three fiscal quarters of fiscal year 2002, of (A) the Borrower and its consolidated Subsidiaries on a consolidated basis, and
         (B) Sabine VI, Sabine VII, Sabine VIII and Sabine IX on a combined basis, and (2) other pro forma financial statements as reasonably required by the Co-Agents.

                  (g) The Agent and the Lead Arrangers shall be satisfied, in their sole discretion, that the Borrower shall be able to comply with the requirements of Sections 5.01(i) and 5.01(j).

                  (h) The Lead Arrangers, the Agent, the Co-Agents and the Initial Lenders shall be satisfied with the terms of the financing, Refinancing, amendment or waiver that, in each case, has become effective from January 1, 2003 to the Closing Date, of each material debt financing transaction of the Borrower (or that is primarily based on the credit of the Borrower) in an aggregate principal amount (individually or in a series of related transactions) of $100,000,000 or more per transaction, and of the Electron Transaction (but excluding Project Financings).

                  (i) The Lead Arrangers shall have received and be reasonably satisfied with a plan of development and an operating budget for the Subsidiary Borrowers.

                  (j) The Agent, Co-Agents, Lead Arrangers and the Initial Lenders shall have received a certificate of the chief financial officer of the Borrower certifying that (i) no default has occurred and is continuing under each of the Borrower's existing revolving credit facilities listed on Schedule 3.01(j) and (ii) setting forth computations demonstrating that (x) the Borrower was in compliance with the financial covenants set forth in each of the Borrower's existing credit facilities listed on Schedule 3.01(j) as of December 31, 2002 and (y) the Borrower will be in compliance with the financial covenants under each of its revolving credit facilities listed on Schedule 3.01(j) after giving effect to (A) the transactions contemplated hereby, (B) the

         Refinancing transactions of debt and equity contemplated with respect to the Electron Transaction, and (C) the issuance of debt securities by ANR Pipeline and Southern Natural Gas, and based on the projections for such period previously delivered to the Lead Arrangers as of, and for the periods ended, March 31, 2003, June 30, 2003, September 30, 2003 and December 31, 2003.

                  (k) The Organizational Documents of each Subsidiary Borrower shall be amended in form and substance satisfactory to the Agent and the Lead Arrangers to provide for the requirement of the affirmative vote of an independent director for voluntary bankruptcy or merger.

                  (l) There shall not have occurred (i) a Material Adverse Change, since December 31, 2001, except as disclosed in the Borrower's 10-Q and 8-K filings, and materials relating to proxies, in each case filed with the SEC prior to March 10, 2003 (other than any material adverse development or material adverse change in any matter disclosed therein), or (ii) any circumstance, change or condition in the loan syndication, financial, banking or capital markets generally (including, without limitation, as the result of any declaration of war or commencement or escalation of military action occurring after March 10, 2003 involving the United States of America) that, in the Agent's and the Lead Arrangers' commercially reasonable judgment could reasonably be expected to materially impair (x) the syndication of the Loan or (y) any public or private offering of debt securities or bank loan facilities by the Borrower or any of its Affiliates proposed to be issued, placed or sold in connection with a future Refinancing of the Loan.

                  (m) All necessary material governmental and third-party approvals in connection with the transactions contemplated hereby and by the other Operative Documents and otherwise referred to herein shall have been received, except for such governmental and third party approvals that, pursuant to the provisions hereof or the other Operative Documents, are not required to be obtained on or prior to the Closing Date.

                  (n) No litigation by any entity (private or governmental) shall be pending or, to the Borrower's knowledge, threatened with respect to this Agreement or any other Operative Document or any documentation executed in connection therewith that the Agent or the Initial Lenders shall determine could reasonably be expected to have a Material Adverse Effect on the Borrower and its Subsidiaries taken as a whole.

                  (o) All fees and reasonable out-of-pocket costs and expenses, including, without limitation, reasonable legal fees and expenses (and other compensation expressly provided for hereby or by the Fee Letter) payable to the Initial Lenders, the Lead Arrangers, the Co-Agents, the Agent and the Collateral Agent required to be paid by the Borrower hereunder shall have been paid to the extent due.

                  (p) The Agent shall have received such other approvals, opinions or documents as the Agent and the Initial Lenders may reasonably request.

                  (q) On the Closing Date, the following statements shall be true (and the Borrower shall be deemed to represent and warrant on the Closing Date that such statements are true):

                           (i) the representations and warranties of the Borrower contained in each Loan Document to which it is a party are correct in all material respects on and as of the Closing Date, before and after giving effect to the Loan to be made on the Closing Date and to the application of the proceeds thereof, as though made on and as of such date

                  (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date));

                           (ii) the representations and warranties of each Subsidiary of the Borrower contained in each Loan Document to which it is a party are correct in all material respects on and as of the Closing Date, before and after giving effect to the transactions contemplated thereby, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date)); and

                           (iii) the representations and warranties of each Subsidiary Loan Party contained in each Subsidiary Loan Document to which it is a party are correct in all material respects on and as of the Closing Date, before and after giving effect to the transactions contemplated thereby, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date)); and

                           (iv) no event has occurred and is continuing, or would result from the making of the Loan to be made on the Closing Date or from the application of the proceeds thereof, that constitutes an Event of Default or an "Event of Default" under the Subsidiary Borrower Credit Agreement.

                  (r) On the Closing Date, the following events shall have or will contemporaneously have occurred (and the Borrower shall be deemed to represent and warrant on the Closing Date that on the Closing Date such events shall have or will simultaneously have occurred):

                           (i) the Borrower shall have made or shall simultaneously make the Subsidiary Loans from the proceeds of the Loan, and

                           (ii) the debt and equity financing under the Red River Transaction shall have been repaid or retired in full (subject to the survival of indemnities pursuant to the terms thereof).

                  SECTION 3.02 Determinations Under Section 3.01. For the purposes of determining compliance with the conditions specified in Section 3.01 each of the Initial Lenders shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to any such Initial Lender unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from any such Initial Lender on or prior to the Closing Date, specifying its objection thereto.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows as of the Closing Date:

                  (a) Organization; Powers. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary Loan Party is a Business Entity duly incorporated or formed, validly existing and, if applicable, in good standing in the jurisdiction of its incorporation or formation. Each of the Borrower and each Subsidiary Loan Party possesses all corporate, limited liability company or other applicable Business Entity powers and other authorizations and licenses necessary to engage in its business and operations as now conducted, the failure to obtain or maintain which would have a Material Adverse Effect.

                  (b) Authorization of Operative Documents. The execution, delivery and performance by the Borrower and each Subsidiary Loan Party of each Operative Document to which it is a party are within its applicable Business Entity powers, have been duly authorized by all necessary applicable Business Entity action, and do not contravene (i) such Person's organizational documents or (ii) any material contractual restriction binding on or affecting the Borrower or any Subsidiary Loan Party.

                  (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower or any Subsidiary Loan Party of any Operative Document to which it is a party, except those necessary to comply with laws, rules, regulations and orders required in the ordinary course to comply with the ongoing obligations of such Person under Sections 5.01(a) and 5.01(b), as applicable.

                  (d) Binding Obligations; Enforceability. This Agreement constitutes, and the other Operative Documents when delivered pursuant to this Agreement or the Subsidiary Borrower Credit Agreement shall constitute, the legal, valid and binding obligations of the Borrower and each Subsidiary Loan Party that is a party thereto, as applicable, enforceable against such Person in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity.

                  (e) Financial Condition. (i) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at December 31, 2001 and the related consolidated statements of income and cash flows of the Borrower and its consolidated Subsidiaries for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, independent public accountants, copies of which have been furnished or otherwise made available to the Agent and the Initial Lenders prior to the date hereof, fairly present the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and from December 31, 2001 through the Closing Date there has been no Material Adverse Change in such condition or operations, except as disclosed in the Borrower's 10-Q and 8-K filings, and materials relating to proxies, in each case filed with the SEC prior to March 10, 2003 (other than any material adverse development or material adverse change in any matter disclosed therein).

                  (ii) The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of September 30, 2002, and the related consolidated statements of income and cash flows of the Borrower and its consolidated Subsidiaries for the three months then ended, certified by the chief financial officer of the Borrower, copies of which have been furnished or otherwise made available to the Agent and the Initial Lenders prior to the date hereof, fairly present the consolidated results of operations of the Borrower and its consolidated Subsidiaries for the three months then ended, all in accordance with GAAP consistently applied (except as approved by the chief financial officer of the Borrower and as disclosed therein) and subject to normal year end audit adjustments.

                  (f) Compliance with Laws, Etc. The Borrower and each of its Subsidiaries is in compliance with all laws, rules, regulations and orders of any governmental authority applicable to it or its property except where the failure to comply, individually or in the aggregate, would not in the reasonable judgment of the Borrower be expected to result in a Material Adverse Effect, provided that any alleged failure to comply with such laws, rules, regulations and orders that are disclosed in the Borrower's 8-Ks, 10-Qs or 10-Ks, or materials relating to proxies, in each case filed with the SEC prior to the Closing Date shall not be deemed at any time to be expected to have a Material Adverse Effect.

                  (g) Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or involving the Borrower or any Subsidiary Loan Party in any court, or before any arbitrator of any kind, or before or by any Governmental Authority, existing as of the Closing Date which, in the reasonable judgment of the Borrower (taking into account the exhaustion of all appeals), would have a Material Adverse Effect, provided that any such action, suit or proceeding that has been disclosed in the Company's 8-Ks, 10-Qs or 10-Ks, or materials relating to proxies, in each case filed with the SEC prior to the Closing Date shall not be deemed at any time to be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of any Operative Document.

                  (h) Taxes. Each of Borrower and each Subsidiary Loan Party has duly filed all tax returns required to be filed by it, and has duly paid and discharged all taxes, assessments and governmental charges upon it or against its properties now due and payable, the failure to file or pay which, as applicable, would have a Material Adverse Effect, unless and to the extent only that the same are being contested in good faith and by appropriate proceedings by the Borrower or such Subsidiary Loan Party, as applicable.

                  (i) Title to Property. Each of the Borrower and each Subsidiary Loan Party has good title to its respective properties and assets, free and clear of all mortgages, liens and encumbrances, except for mortgages, liens and encumbrances (including covenants, restrictions, rights, easements and minor irregularities in title) which do not materially interfere with the business or operations of such Person as presently conducted or which are permitted by Section 5.02(a) and except that no representation or warranty is being made with respect to Margin Stock.

                  (j) ERISA. (i) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which, with the giving of notice or lapse of time, or both, would constitute an Event of Default under Section 6.01(h).

                           (ii) Each Plan has complied with the applicable provisions of ERISA and the Code where the failure to so comply would reasonably be expected to result in an aggregate liability that would exceed 10% of the Net Worth of the Borrower.

                           (iii) The statement of assets and liabilities of each Plan and the statements of changes in fund balance and in financial position, or the statement of changes in net assets available for plan benefits, for the most recent plan year for which an accountant's report with respect to such Plan has been prepared, copies of which report have been furnished to the Agent fairly present the financial condition of such Plan as at such date and the results of operations of such Plan for the plan year ended on such date.

                           (iv) Neither the Borrower nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan which, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liability (as of the date of determination), would exceed 10% of the Net Worth of the Borrower.

                           (v) Neither the Borrower nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization, insolvent or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization, to become insolvent or to be terminated within the meaning of Title IV or ERISA, the effect of which reorganization, insolvency or termination would be the occurrence of an Event of Default under Section 6.01(j).

                  (k) Investment Company; Holding Company. (i) Neither the Borrower, nor any Subsidiary Loan Party is an "investment company" or a "company" controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (ii) Neither the Borrower, nor any Subsidiary Loan Party, is a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (l) Status. No Subsidiary Loan Party or Chain Subsidiary is a Credit Related Party (excluding EPPC), Material Subsidiary or "Restricted Subsidiary" (as defined in the Sonat Indenture) (excluding EPPC under the Sonat Indenture), or is owned directly by the Borrower (except EPPH).

                  (m) Compliance with Covenant. The Borrower has the ability to fully comply with the requirements of Section 5.01(i) and 5.01(j).

                  (n) Chain Subsidiary Assets. No Chain Subsidiary owns any material assets other than Equity Interests in, or Indebtedness of, another Chain Subsidiary and/or a Subsidiary Loan Party.

                  (o) Ownership. The Borrower owns, directly or indirectly, 100% of the Equity Interests in, and all Indebtedness of, each Subsidiary Loan Party (other than trade payables in the ordinary course of business).

                  (p) Solvency. The Borrower is, individually and together with all of its consolidated Subsidiaries, Solvent.

                  (q) Security Interest, Perfection, Etc. All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral created hereunder have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Lenders a valid and, together with such filings and other actions, perfected first priority (subject to Permitted Liens) security interest in the Collateral, securing the payment of the EPC Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Borrower is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Loan Documents.

                  (r) Assigned Agreements. Except as effected or contemplated by the Operative Documents, none of the Assigned Agreements to which the Borrower is a party has been amended or otherwise modified, and each such Assigned Agreement, to the Borrower's knowledge, is in full force and effect. The Borrower is not, and to the best of its knowledge, no other party to any Assigned Agreement is, in default in any material respect of its obligations under any Assigned Agreement.

                  (s) Chief Place of Business, Etc. The chief place of business and chief executive office of the Borrower are located at the address specified for the Borrower in Section 9.02. The exact legal name of the Borrower is "El Paso Corporation". For purposes of Section 9-307 of the UCC, the Borrower is a registered organization located in Delaware, its jurisdiction of organization.

                  (t) Margin Stock. The borrowings by the Borrower under this Agreement and the application of the proceeds thereof as provided herein will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (u) Collateral. This Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in the Collateral prior and superior in right to any other Person, other than any Liens in favor of any depositary bank or securities intermediary holding the Collateral Account created pursuant to customary account documentation or arising by operation of law. To the extent delivery of the Collateral to the Collateral Agent is required for perfection of such security interest or control of such Collateral, such delivery has occurred.

                  All representations and warranties made by the Borrower herein, and in any other Loan Document delivered pursuant hereto, shall survive the making of the Loan and the execution and delivery to the Lenders of the Loan Documents.

                                   ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01 Affirmative Covenants. Until the Collection Date, the Borrower will, unless otherwise consented to in writing by the Agent and the Required Lenders:

                  (a) Preservation of Existence. Preserve and maintain, and cause each other Credit Related Party and each Subsidiary Loan Party to preserve and maintain, its (i) existence, (ii) rights (organizational and statutory), and (iii) material franchises, except in the case of each such Person as otherwise permitted by Section 5.02(d) or 5.02(e) and except that nothing herein shall prevent any change in Business Entity form of the Borrower, any other Credit Related Party or any Subsidiary Loan Party.

                  (b) Compliance with Laws. Comply, and cause each other Credit Related Party and each Subsidiary Loan Party to comply, in all material respects with all applicable laws, rules, regulations and orders (including all Environmental Laws and laws requiring payment of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith by appropriate proceedings) the failure to comply with which would have a Material Adverse Effect.

                  (c) Visitation Rights. At any reasonable time and from time to time, permit the Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers and with their independent certified public accountants.

                  (d) Books and Records. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all its respective financial transactions and the assets and business of the Borrower and each of its Subsidiaries, as applicable, in accordance with GAAP either (i) consistently applied or (ii) applied in a changed manner provided such change shall have been disclosed to the Agent and shall have been consented to by the accountants which (as required by Section 5.03) report on the financial statements of the Borrower and its consolidated Subsidiaries for the fiscal year in which such change shall have occurred.

                  (e) Maintenance of Properties. Maintain and preserve, and cause each other Credit Related Party and each Subsidiary Loan Party to maintain and preserve, all of its properties that are used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that any failure to do so would have a Material Adverse Effect.

                  (f) Maintenance of Insurance. Maintain, and cause each other Credit Related Party and each Subsidiary Loan Party to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower, such other Credit Related Party or such Subsidiary Loan Party (as applicable) operates.

                  (g) Amendment of Senior Bank Facility. Exercise its best commercially reasonable efforts to amend the Senior Bank Facility and those other facilities having covenant and/or default provisions substantially similar to those in the Senior Bank Facility to permit the incurrence and existence of Indebtedness owing to third parties by the Subsidiary Loan Parties and the grant of Liens and Guaranties in connection therewith.

                  (h) New Issuances of Debt Securities and Syndicated Loans. Exercise its best commercially reasonable efforts to effect as promptly as practicable one or more debt capital markets or syndicated loan issuances in an aggregate amount sufficient to refinance the aggregate principal amount outstanding under the Loan.

                  (i) Delivery of Financial Statements under Regulation S-X. Deliver, as soon as available, but no later than April 30, 2003, to the Lead Arrangers and the Lenders (A) the fiscal year 2002 annual audited financial statements with respect to (i) the Borrower and its consolidated Subsidiaries and (ii) EPPH and its consolidated Subsidiaries, and (B) condensed and consolidating financial statements for fiscal years 2000, 2001 and 2002 of EPPH, EPPC, Vermejo, Raton and EPGOM, in each case prepared in accordance with Regulation S-X (if required thereby) and (C) any other financial statements required by Regulation S-X; provided that, for purposes of clause (A)(ii) consolidated Subsidiaries to be included in the financial statements are EPPC and its consolidated Subsidiaries and EPGOM and its consolidated Subsidiaries and, to the extent required by Regulation S-X, other Subsidiaries of the Borrower.

                  (j) Delivery of Financial Statements, Etc. for Take-Out Securities. Deliver, as soon as available, but no later than May 15, 2003, to the Lead Arrangers and the Lenders all financial statements and other data to be included in a prospectus or offering memorandum for the Take-Out Securities (including, with respect to the Borrower and its consolidated Subsidiaries and EPPH and its consolidated Subsidiaries (and to the extent required by Regulation S-X, EPPC, EPGOM and other Subsidiaries of the Borrower), all audited financial statements, all unaudited financial statements (which shall have been reviewed by the independent accountants as provided in Statement on Auditing Standards No. 71) and all appropriate pro forma financial statements prepared in accordance with, or reconciled to, GAAP and prepared in accordance with Regulation S-X, and all other data (including selected financial data) that the SEC would require in a registered public offering of the Take-Out Securities, and arrange for the delivery of a customary comfort letter in connection therewith reasonably satisfactory to the Take-Out Bankers (as defined in the Commitment Letter).

                  (k) Separateness of Sabines and Noric Holdings I, L.L.C. Perform the covenants set forth on Schedule 5.01(k) hereto with respect to the separateness each of Sabine VI and Sabine IX, and cause Noric Holdings I, L.L.C. to perform its separateness covenants required to be performed by it pursuant to the Mustang Transaction, and not permit Sabine VI or Sabine IX to dispose of its respective interest in any of the Subsidiary Borrowers to any other Affiliate of the Borrower or any third party.

                  (l) Ownership. Cause each Subsidiary Loan Party and, so long as Noric Holdings I, L.L.C. is owned in whole or in part by any Subsidiary Loan Party, cause Noric Holdings I, L.L.C., to be a direct (in the case of EPPH only) or indirect wholly-owned Subsidiary of the Borrower.

                  (m) Certain Payments. Cause each Subsidiary Loan Party to make all payments due to the Borrower by such Subsidiary Loan Party under the Operative Documents to the Collateral Account.

                  (n) Income Tax Liabilities. Pay, or cause to be paid by any Subsidiary Loan Party, all Taxes based on the net income of such Subsidiary Loan Party to the extent that such Subsidiary Loan Party is included in a consolidated, combined, unitary or any similar Tax return with the Borrower or with any other Subsidiary Loan Party, as the case may be (the "CONSOLIDATED TAXES"); provided, however, that neither the Borrower nor any of its Subsidiary Loan Parties shall be required to pay or discharge any such Tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (o) Independent Directors. Cause BSCS or any other designee specified in writing by the Collateral Agent and reasonably acceptable to the Borrower to be elected as the independent director of each Subsidiary Loan Party.

                  (p) Further Assurances. (i) Promptly upon request by the Agent, or any Lender through the Agent, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and

                           (ii) promptly upon request by the Agent, or any Lender through the Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Agent, or any Lender through the Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable law, subject any Subsidiary Loan Party's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness, perfection and priority of any of the Liens intended to be created hereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection with any Loan Document to which the Borrower or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

                  (q) MFN Amendment. Within 30 days of any request to amend, restate, supplement or otherwise modify the Operative Documents as a result of the exercise of the Co-Agents' rights, on behalf of the Lenders, under Section 9.13 hereof, amend, restate, supplement or otherwise modify the Operative Documents, and cause its applicable Subsidiaries to do so, in form and substance reasonably satisfactory to the Co-Agents on behalf of the Lenders; provided, that the Co-Agents, on behalf of the Lenders, may extend the time for performance of this covenant in their sole discretion.

                  (r) Security Interests in Senior Bank Facility Collateral. Execute and deliver, and cause each Senior Bank Facility Subsidiary Guarantor to execute and deliver, to the Senior Bank Facility Collateral Agent (i) such guaranties or supplements, amendments and joinders to the Credit Party Guarantee (as defined in the Senior Bank Facility) and such supplements, amendments and joinders to the Senior Bank Facility Security Documents, in each case in form and substance reasonably satisfactory to the Senior Bank Facility Collateral Agent and as the Senior Bank Facility Collateral Agent deems necessary or advisable in order to ensure that the applicable Senior Bank Facility Guarantor guarantees, as primary obligor and not as surety, the full and punctual payment when due of the Senior Bank Facility Secured Obligations and that the Company Secured Obligations (as defined in the Senior Bank Facility) together with each such Guaranty of the Senior Bank Facility Subsidiary Guarantors are secured by a valid, perfected and enforceable first-priority security interest (subject only to Senior Bank Facility Collateral Permitted Liens) granted to the Senior Bank Facility Collateral Agent for the benefit of the Senior Bank Facility Secured Parties over all of the Senior Bank Facility Collateral owned by the Borrower or such Senior Bank Facility Subsidiary Guarantor as security for the Senior Bank Facility Secured Obligations, and (ii) deliver, or cause to be delivered, to the Senior Bank Facility Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Senior Bank Facility Collateral Agent with respect to the requirements of Section
         5.07 of the Senior Bank Facility.

                  SECTION 5.02 Negative Covenants. Until the Collection Date, unless the Required Lenders shall otherwise consent in writing:

                  (a)      Liens, Etc.

                           (i) Liens on Collateral. The Borrower shall not, and shall not permit any Subsidiary to, create, assume, incur or suffer to exist, any Liens upon or with respect to any of the Collateral or any of the Equity Interests of the Borrower in EPPH, except any

                  Liens securing the EPC Secured Obligations or any other Obligations of the Borrower or its Subsidiaries under the Operative Documents, other than any Liens in favor of any depositary bank or securities intermediary holding the Collateral Account created pursuant to customary account documentation or arising by operation of law or any ERISA, tax and other inchoate Liens arising by operation of law.

                           (ii) Ratable Liens on Specified Indenture Debt. The Borrower shall not, and shall not permit any Subsidiary of the Borrower (other than Southern Natural Gas and its Subsidiaries that are not Restricted Subsidiaries) to, create, assume, incur, or suffer to exist, any Lien securing Debt that would require the Borrower or any of its Subsidiaries to equally and ratably secure such Debt with any Specified Indenture Debt of the Borrower or any consolidated Subsidiary of the Borrower, without in any such case, making effective provision whereby the Senior Bank Facility Covered Obligations shall be secured equally and ratably with, or prior to, such Specified Indenture Debt so long as such Specified Indenture Debt shall be so secured.

                           (iii) Borrower Liens and Restricted Subsidiary Liens. The Borrower shall not permit any Restricted Subsidiary to create, assume, incur or suffer to exist any Lien on any property or asset of such Restricted Subsidiary except for:

                                    A.       Liens on the Equity Interests in,
                           or Indebtedness or other obligations of, or assets of, any Project Financing Subsidiary (or any Equity Interests in, or Indebtedness or other obligations of, any Business Entity that is directly or indirectly owned by any Project Financing Subsidiary) securing the payment of a Project Financing and related obligations;

                                    B.       Permitted Liens;

                                    C.       Liens created by any Alternate
                           Program or any document executed by any Senior Bank Facility Borrower or any Subsidiary of a Senior Bank Facility Borrower in connection therewith;

                                    D.       Liens (other than Liens with
                           respect to the Collateral) securing Debt or liabilities under Guaranties permitted pursuant to
                           Section 5.02(v);

                                    E.       Liens granted by any Pipeline
                           Company Borrower in existence on the Senior Bank Facility Effective Date, plus any successive renewals or extension of such Liens, and any grant of a Lien, in connection with any successive refinancing, extension or renewal of the Debt or any liability under any Guaranty secured by such Liens, provided that the aggregate principal amount of the Debt or any liability under any Guaranty (and any successive refinancing, extension or renewal thereof) secured by such Liens does not increase from that amount outstanding at the time of such renewal, extension or grant of the Lien or such refinancing and any such successive renewal, extension or grant of the Lien does not encumber any additional property or assets of such Pipeline Company Borrower (except as contemplated by clause (H) below;

                                    F.       Liens permitted by Section 2.18 of
                           the Senior Bank Facility with respect to the Mustang Production Interests (as defined in the Senior Bank Facility);

                                    G.       Liens created under or permitted by
                           the Senior Bank Facility Security Documents; and

                                    H.       Liens on products and proceeds
                           (including dividends, distributions, interest and like payments on or with respect to, and insurance and condemnation proceeds and rental, lease, licensing and similar proceeds) of, and property evidencing or embodying, or constituting rights or other general intangibles directly relating to or arising out of, and accessions and improvements to, property or assets subject to Liens permitted by this
                           Section 5.02(a).

                  (b) Indebtedness. Notwithstanding Section 5.02(c) to the contrary (but subject to Sections 5.02(f) and (l)), the Borrower shall not incur after the Closing Date, or permit any Subsidiary Loan Party or any Credit Related Party to incur after the Closing Date, any Indebtedness, or Guaranties of any Indebtedness or reimbursement obligations in respect of letters of credit (other than those issued in the ordinary course of business) except for:

                           (i) any Refinancing of the Electron Transaction, the Mustang Transaction and/or the Mesquite Transaction and, in each case, Guaranties in respect thereof,

                           (ii) Indebtedness under the Senior Bank Facility and the El Paso Existing 3-Year Facility in an aggregate principal amount of not more than $4,000,000,000 at any time outstanding and Guaranties of such Indebtedness,

                           (iii)    Convertible Securities,

                           (iv)     the Take-Out Securities,

                           (v) Refinancings of existing Indebtedness and of other Indebtedness described in clauses (i) through (xi) hereof that do not shorten the maturity thereof, and Guaranties of such Indebtedness, provided that, in each case, the principal amount of such Indebtedness shall not be increased in excess of related transaction costs,

                           (vi)     Project Financings,

                           (vii) reimbursement obligations in respect of letters of credit required to be posted in the ordinary course of business of the Borrower and its Subsidiaries or any Guaranty in respect thereof,

                           (viii)   non-financial Guarantees and indemnities,

                           (ix) Indebtedness with respect to any Alternate Program, in an aggregate principal amount not to exceed $400,000,000 at any time outstanding, and Guaranties of such Indebtedness;

                           (x) Indebtedness with respect to inventory monetization and product forward sale transactions with respect to the Aruba Refinery in an aggregate principal amount not to exceed $275,000,000 at any time outstanding and Guaranties of such Indebtedness; and

                           (xi) incurrences of Indebtedness or reimbursement obligations in respect of letters of credit (and Guaranties of such Indebtedness and such reimbursement obligations) not otherwise permitted under this Section 5.02(b) aggregating an amount incurred pursuant to this clause not to exceed $300,000,000 in an aggregate principal amount outstanding at any time (after giving effect to any such incurrence and to the payment of any such Indebtedness on or prior to the date of such incurrence).

                  (c)      Consolidated Debt to Capitalization. Subject to
         Section 5.02(b), the Borrower shall not permit the ratio of (i) the sum of (x) the aggregate amount of consolidated Debt of the Borrower and its consolidated Subsidiaries (without duplication of amounts under this clause (i) and determined as to all of the foregoing entities on a consolidated basis), plus (y) the aggregate amount of consolidated Guaranties of the Borrower and its consolidated Subsidiaries (without duplication of amounts under this clause (i) and determined as to all of the foregoing entities on a consolidated basis), to (ii) Capitalization of the Borrower and its consolidated Subsidiaries (without duplication and determined as to all of the foregoing entities on a consolidated basis) to exceed 0.75 to 1.0.

                  (d)      Disposition of Property or Assets.

                           (i) The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, Dispose of any interest in any asset or property constituting Senior Bank Facility Collateral or Restricted Equity Interests, except for (A) Dispositions by the applicable Credit Party, at any time and from time to time, of Senior Bank Facility Collateral constituting all or any part of the EPN Units for fair market value on an arms-length basis in a cash transaction so long as an amount equal to 100% of the Net Cash Proceeds of such sale shall be deposited into the Senior Bank Facility Collateral Account pursuant to the terms and provisions of the Intercreditor Agreement, (B) any Disposition that is the result of any casualty or condemnation of Senior Bank Facility Collateral or Restricted Equity Interests or any order (whether or not having the force of law) of the FERC or any other Governmental Authority with respect to such Senior Bank Facility Collateral or Restricted Equity Interests, so long as an amount equal to 100% of the Net Cash Proceeds of such Disposition shall be deposited in the Senior Bank Facility Collateral Account pursuant to the terms and provisions of the Intercreditor Agreement, (C) a Disposition of the Equity Interests in WIC, in accordance with the terms and provisions of Section 2.18 of the Senior Bank Facility, (D) a Disposition of the Equity Interests in CIG in connection with any foreclosure sale or other liquidation proceeding or action instituted pursuant to the terms and provisions of the Mustang Transaction and (E) Dispositions of Senior Bank Facility Collateral or Restricted Equity Interests permitted by Section 5.02(e).

                           (ii) The Borrower shall not, and shall not permit any other Credit Related Party to, Dispose of any property or asset, provided that this Section 5.02(d)(ii) shall not apply to:

                                    A.       Dispositions of property or assets
                           (other than Dispositions of Senior Bank Facility Collateral or Restricted Equity Interests or Dispositions that result from any casualty or condemnation of any property or assets of any Restricted Subsidiary or any order (whether or not having the force of law) of the FERC or any other Governmental Authority) by Restricted Subsidiaries not otherwise permitted pursuant to any other provision of this Section 5.02(d), provided that (x) any such Disposition is conducted on an arms-length basis and the consideration therefor shall not include any Equity Interests or any Indebtedness, and (y) if the Net Cash Proceeds of such Disposition exceed $5,000,000 on an individual basis or $10,000,000 in the aggregate during any fiscal year of the Borrower, an amount equal to such Net Cash Proceeds shall be applied to the Senior Bank Facility Covered Obligations pursuant to the terms and provisions of the Intercreditor Agreement;

                                    B.       Dispositions not otherwise
                           permitted pursuant to any other provision of this
                           Section 5.02 (other than clause (A) above) and that result from any casualty or condemnation of any property or assets of any Restricted Subsidiary or any order (whether or not having the force of law) of the FERC or any other Governmental Authority, provided that if the Net Cash Proceeds of insurance, or Net Cash Proceeds from such condemnation or any such Disposition pursuant to any such order or received in connection with such Disposition exceed $5,000,000 on an individual basis or $10,000,000 in the aggregate during any fiscal year of the Borrower, an amount equal to such Net Cash Proceeds shall be applied to the Senior Bank Facility Covered Obligations pursuant to the terms and provisions of the Intercreditor Agreement;

                                    C.       Dispositions of obsolete or worn
                           out property or assets (or property or assets no longer useful in the business of the relevant Credit Related Party) in the ordinary course of business and leases or subleases of unused office or other space entered into by any Credit Related Party on an arms-length basis and in the ordinary course of business;

                                    D.       Dispositions of any receivables and
                           related rights pursuant to any Alternate Program;

                                    E.       Dispositions of any Project
                           Financing Subsidiary and/or all or any part of any such Project Financing Subsidiary's assets or property;

                                    F.       Dispositions of any assets or
                           property for fair market value to any Credit Related Party provided that no Guaranty Reduction Event occurs as a result thereof;

                                    G.       Dispositions permitted by, and
                           subject to the terms of, Section 5.02(d)(i), Dispositions permitted by Section 2.18 of the Senior Bank Facility and Dispositions permitted by Section 5.02(e);

                                    H.       the Disposition of EPEC Realty,
                           Inc.;

                                    I.       Dispositions of inventory in the
                           ordinary course of business;

                                    J.       Dispositions constituting licenses
                           of intellectual property in the ordinary course of business;

                                    K.       Dispositions of cash or Cash
                           Equivalents (other than cash or Cash Equivalents constituting Senior Bank Facility Collateral under the Intercreditor Agreement or an amount equal to the proceeds of any Disposition permitted pursuant to clauses (A) and (B) above in excess of the applicable threshold amounts specified therein, which cash or Cash Equivalents shall be Disposed of pursuant to the terms and provisions of the Intercreditor Agreement);

                                    L.       Dispositions of Indebtedness or
                           instruments or other obligations that are received as consideration for any Disposition of property or assets (other than Dispositions permitted pursuant to clauses (A) and (B) above, the consideration for which is not permitted to include any Equity Interests or Indebtedness);

                                    M.       Dispositions of investments
                           (including Equity Interests and Indebtedness or instruments or other obligations) that are received in connection with the bankruptcy or reorganization of suppliers, customers or other Persons, or in settlement of, or pursuant to any judgment or other order in respect of, delinquent obligations of, or litigation proceedings or other disputes with, or from exercises of rights or remedies against, any such Persons; or

                                    N.       Dispositions by the Borrower or any
                           Senior Bank Facility Exempted Guarantor of any property or assets that do not constitute Senior Bank Facility Collateral or Restricted Equity Interests.

                           (iii) The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, Dispose of the Equity Interests in any of its Subsidiaries if such Disposition will result in the Borrower owning, directly or indirectly, less than 100% of the Equity Interests in the Senior Bank Facility Subsidiary Guarantors.

                           (iv) The Borrower shall not, and shall not permit any other Credit Related Party (other than the Senior Bank Facility Exempted Guarantors) to, Dispose of (in a single or related series of transactions) assets constituting all or substantially all of the consolidated assets of such Credit Related Party and its Subsidiaries taken as a whole, provided that this Section 5.02(d)(iv) shall not apply to any transaction permitted by Section 5.02(d)(i), Section 5.02(d)(ii)(B), 5.02(d)(ii)(F), 5.02(d)(ii)(G) or 5.02(d)(ii)(M) or
         Section 5.02(e).

         (e) Mergers. The Borrower shall not, and shall not permit any other Credit Related Party to, merge or consolidate with, or liquidate into, any Person, except that, provided no Senior Bank Facility Event of Default has occurred and is continuing (both before and immediately after giving effect to any merger, consolidation or liquidation permitted below), (i) any Credit Related Party (other than the Borrower) in addition to mergers, consolidations and liquidations provided for in clauses (ii) and (iii) below, may merge or consolidate with, or liquidate into, any other Credit Related Party (other than the Borrower), provided that (A) no Guaranty Reduction Event occurs as a result thereof, (B) the continuing or surviving Credit Related Party unconditionally assumes by written agreement satisfactory to the Senior Bank Facility Administrative Agent all of the performance and payment obligations of the other Credit Related Party and (C) the Lien under the Senior Bank Facility Security Documents in favor of the Senior Bank Facility Collateral Agent on any Senior Bank Facility Collateral owned by any applicable Senior Bank Facility Subsidiary Guarantor immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor from that existing immediately prior to such merger, consolidation or liquidation, (ii) any Senior Bank Facility Exempted Guarantor may merge or consolidate with, or liquidate into, any other Senior Bank Facility Exempted Guarantor or other Business Entity that is not a Credit Related Party, provided that the (A) surviving Business Entity is, directly or indirectly, a wholly-owned Subsidiary of the Borrower, remains a Senior Bank Facility Subsidiary Guarantor and, if the Senior Bank Facility Exempted Guarantor is not the continuing or surviving Business Entity, the continuing or surviving Business Entity unconditionally assumes by written agreement satisfactory to the Senior Bank Facility Administrative Agent all of the obligations of such Senior Bank Facility Exempted Guarantor under the Senior Bank Facility Loan Documents to which the applicable Senior Bank Facility Exempted Guarantor is a party and (B) the Lien under the Senior Bank Facility Security Documents in favor of the Senior Bank Facility Collateral Agent on any Senior Bank Facility Collateral owned by the applicable Senior Bank Facility Exempted Guarantor immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor from that existing immediately prior to such merger, consolidation or liquidation, and (iii) the Borrower may merge or consolidate with, or liquidate into, any Business Entity other than a Credit Related Party, provided that (A) (x) the Borrower is the continuing or surviving Business Entity or (y) the continuing or surviving Business Entity is organized under the laws of the United States or a State thereof and unconditionally assumes by written agreement satisfactory to the Agent all of the performance and payment obligations of the Borrower under the Loan Documents, and (B) the Lien under the Senior Bank Facility Collateral Documents in favor of the Senior Bank Facility Collateral Agent on any Senior Bank Facility Collateral owned by the Borrower immediately prior to such merger, consolidation or liquidation remains effective and perfected immediately thereafter with no loss of relative priority to any other class of creditor (either contractually, by structural subordination or otherwise) from that existing immediately prior to such merger, consolidation or liquidation.

         (f) E&P Issuances. Unless otherwise approved by the Co-Agents, in their sole discretion, the Borrower shall not issue in the institutional loan or bond capital markets, or permit any of its Subsidiaries or Mustang to issue in the institutional loan or bond capital markets, (i) Indebtedness, the credit of which is primarily based on hydrocarbon exploration and production properties, or (ii) production payments or overriding interests in hydrocarbon exploration and production properties.

         (g) Restricted Payments. The Borrower shall not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests, return any capital to its stockholders, partners or members, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members, or permit any of its Subsidiaries to do any of the foregoing with respect to such Subsidiary, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower (excluding from the foregoing any Refinancing of the Mustang Transaction the Electron Transaction or the Gemstone Transaction, whereby Equity Interests of the investment vehicle in such transaction are redeemed or purchased), except that:

                  (i) so long as no Event of Default shall have occurred and be continuing at the time of any action described in this clause
         (i) or would result therefrom, the Borrower may (x) declare and pay dividends and distributions payable in common stock of the Borrower and in cash not to exceed current levels in the case of cash dividends, and
         (y) except to the extent that the net cash proceeds thereof are required to be applied to the mandatory prepayment of the Loan, purchase, redeem, retire, defease or otherwise acquire shares of its capital stock with the proceeds received contemporaneously from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights equal or inferior to those of the capital stock so purchased, redeemed, retired, defeased or otherwise acquired, and

                           (ii)     any Subsidiary may declare and pay
                  Distributions to the Borrower and any other Subsidiary of the Borrower;

         provided that the restrictions set forth in this Section 5.02(g) shall not apply to (x) transactions under employee benefit and/or executive compensation plans consistent with past practices of the Borrower and its Subsidiaries and (y) inter-company reorganizations; provided further that the Borrower shall be permitted to make payments otherwise restricted by this Section 5.02(g) together with payments otherwise restricted by Section 5.02(h) in an aggregate cumulative amount from the Closing Date not to exceed $150,000,000.

                  (h) Prepayments, Etc., of Indebtedness. (i) The Borrower shall not, or permit any Credit Related Party or any Subsidiary Loan Party to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except for:

                                    A.       the prepayment of the Loan in
                           accordance with the terms of this Agreement,

                                    B.       exchanges of Indebtedness for
                           Equity Interests in the Borrower or any Subsidiary of the Borrower other than any Subsidiary Loan Party.

                                    C.       prepayments of Indebtedness to the
                           extent necessary to complete an asset sale made solely from (and only to the extent of) the net cash proceeds of such sale,

                                    D.       any prepayment, redemption,
                           purchase or defeasance of Indebtedness made with a debt obligation, the maturity of which is not shorter and the principal amount of which is not greater than the maturity or principal amount, as the case may be, of the underlying obligation, and

                                    E.       regularly scheduled or required
                           repayments or redemptions of Indebtedness.

                           (ii) The Borrower shall not amend, modify or change in any manner any term or condition of any Debt to shorten the tenor thereof, or permit any of its Subsidiaries that is a Credit Related Party or a Subsidiary Loan Party, to do any of the foregoing (other than to prepay any Indebtedness payable to the Borrower).

Notwithstanding the foregoing, (i) the restrictions set forth in this Section 5.02(h) shall not apply to (x) any Indebtedness that is within 90 days of its scheduled maturity date or (y) any Refinancing permitted to be incurred pursuant to Section 5.02(b); and (ii) the Borrower shall be permitted to make payments otherwise restricted by this Section 5.02(h) together with payments otherwise restricted by Section 5.02(g), in an aggregate cumulative principal amount from the Closing Date not to exceed $150,000,000.

                  (i) Chain Subsidiary Bankruptcy. The Borrower shall not consent to, vote for, or otherwise cause or permit (or permit any of its Affiliates, to consent to, or vote for, or otherwise cause or permit) any Chain Subsidiary voluntarily to take any action of the type referred to in clause (a)(iii) or (b), or clause (c) insofar as such clause (c) refers to clause (a)(iii) or (b), of the definition of "Voluntary Bankruptcy".

                  (j) Credit Related Parties and Subsidiaries. The Borrower shall not permit at any time any Chain Subsidiary to be:

                           (i)      a Credit Related Party; or

                           (ii) directly owned by the Borrower (other than EPPH).

                  (k) Chain Subsidiary Liens. Notwithstanding Section 5.02(a) to the contrary, the Borrower shall not, nor shall it permit any Chain Subsidiary to, create, assume or suffer to exist, any Liens upon or with respect to any Equity Interests or any assets of such Chain Subsidiary (other than, in the case of the Borrower, Permitted Liens, or, in the case of any such Chain Subsidiary, Chain Subsidiary Permitted Liens).

                  (l)      Chain Subsidiary Indebtedness. Notwithstanding
         Section 5.02(b) to the contrary, the Borrower shall not permit any Chain Subsidiary to incur, create, assume or suffer to exist any Indebtedness and any Guaranties of Indebtedness other than (x) Indebtedness under the Operative Documents and Guaranties of such Indebtedness and (y) Indebtedness owing to a Subsidiary Loan Party as permitted by the Subsidiary Borrower Credit Agreement and Guaranties of such Indebtedness.

                  (m) Chain Subsidiary Equity Issuances. The Borrower shall not permit any Chain Subsidiary to issue any Equity Interests to any Person other than the holders of Equity Interests on the Closing Date (which for the avoidance of doubt shall include any such issuance to any such Person as the result of any capital contribution).

                  (n) Chain Subsidiary, Subsidiary Creation or Acquisition. The Borrower shall not permit any Chain Subsidiary to create or acquire any Subsidiary after the Closing Date.

                  (o) Chain Subsidiary Negative Pledges. The Borrower shall not permit any Chain Subsidiary to enter into or suffer to exist any agreement prohibiting or restricting the creation or assumption of any Lien upon any of its property or assets except for such agreements (i) in favor of the Borrower under the Subsidiary Loan Documents or (ii) in favor of the Lenders.

                  (p) Chain Subsidiary Taxes. The Borrower shall not permit any Chain Subsidiary to pay consolidated income taxes exceeding its independent income tax liability, other than in accordance with existing tax sharing arrangements or other tax sharing arrangements that are reasonably satisfactory to the Agent and the Required Lenders.

                  (q) Amendment of Chain Subsidiary, Organizational Documents, Etc. The Borrower shall not amend, modify or change in any manner, or permit any Subsidiary to amend, modify or change in any manner, any term or condition of any Organizational Document of any Chain Subsidiary, or permit any independent director to be elected to the board of directors of any Chain Subsidiary other than BSCS or any other Person designated in writing by the Collateral Agent.

                  (r) Equity Interests in Chain Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, sell, lease, or otherwise transfer any of the Equity Interests in any of its Subsidiaries if such sale will result in the Borrower owning less than 100% of the direct Equity Interests of EPPH or owning, directly or indirectly, less than 100% of the Equity Interests of the Chain Subsidiaries.

                  (s) Equity Interests in EPPH. The Borrower shall at all times own directly 100% of Equity Interests in EPPH.

                  (t) Amendment, Etc., of Subsidiary Loan Documents. The Borrower shall not cancel or terminate any Subsidiary Loan Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Subsidiary Loan Document or give any agreement, consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Subsidiary Loan Document or agree in any manner to any other amendment, modification or change of any term or condition of any Subsidiary Loan Document, other than any such amendment, supplement, consent, approval, change, waiver or modification that is ministerial or immaterial or non-substantive in nature, not adverse to the Lenders and has been consented to by the Collateral Agent as directed by the Agent; provided, however, that notwithstanding the foregoing to the contrary, without the prior written consent of each Lender, no amendment waiver, modification, supplement or consent shall be effective that amends, waives, modifies, supplements, or consents to any departure from, any provision of any Subsidiary Loan Document in any way that would:

                           (i) reduce the amount of principal or interest that is payable on account of any Subsidiary Loan made under the Subsidiary Borrower Credit Agreement or any portion thereof, or delay any scheduled date for payment thereof; or

                           (ii) reduce fees payable by the Subsidiary Borrowers to the Collateral Agent which relate to payments to the Lenders or delay the dates on which such fees are payable; or

                           (iii) reduce any rights expressly granted to the Lenders to receive any other amounts payable under the Subsidiary Loan Documents, or delay any scheduled date for payment thereof; or

                           (iv) amend, modify or waive any Event of Default (as defined in the applicable Subsidiary Loan Documents); or

                           (v) subject such Lender to any increased or additional obligations thereunder or in connection therewith; or

                           (vi) release, modify, subordinate or impair the pledge, assignment and security interests provided for in the applicable Subsidiary Loan Document, or

                           (vii) release any guarantor of any obligations under the Subsidiary Loan Documents from its guarantee obligations thereunder or consent to the assignment by any such guarantor of any of such obligations to any other Person, or

                           (viii) delay the scheduled date of any payment under the Subsidiary Borrower Credit Agreement or modify any provision of any mandatory prepayment under Section 2.04 of the Subsidiary Borrower Credit Agreement.

                  (u)      [Intentionally Omitted.]

                  (v) Additional Restrictions on Incurrence of Debt by Restricted Subsidiaries. The Borrower shall not permit any Restricted Subsidiary (other than the Pipeline Company Borrowers) to incur or be or become liable for any Debt or any liability under Guaranties other than (i) any Debt owing by such Restricted Subsidiary to another Restricted Subsidiary, or to the Borrower or a Senior Bank Facility Exempted Guarantor in respect of reimbursement of amounts paid for the account of, or attributable to, such Restricted Subsidiary to the extent that the obligation the payment of which gave rise to such reimbursement obligation does not constitute Debt, (ii) such Debt or liability under Guaranties of such Restricted Subsidiary existing as of the Senior Bank Facility Effective Date; provided that each such Restricted Subsidiary shall be permitted to successively refinance, extend or renew such Debt and liabilities under Guaranties, or replace, in whole or in part, any of the foregoing at any time and from time to time with new Debt and/or liabilities under Guaranties, so long as, after giving effect thereto, the sum of the aggregate principal amount of such new Debt and the aggregate principal amount of Debt guaranteed under such new Guaranties outstanding from time to time does not exceed $100,000,000 with respect to the Restricted Subsidiaries, (iii) pursuant to the Senior Bank Facility Loan Documents and (iv) as contemplated by Section 2.18 of the Senior Bank Facility.

                  (w) No Impairment of Collateral. The Borrower shall not impair in any material respect the interest or rights of the Borrower in the Collateral.

                  (x) Limitation on the Ability of Pipeline Company Borrowers to Incur Debt. The Borrower shall not permit any Pipeline Company Borrower to incur or become liable for any Debt or any liability under Guaranties if, immediately after giving effect to such Debt or liability under such Guaranties and the receipt and application of any proceeds thereof (or of any Debt so guaranteed) or value received in connection therewith, (i) the ratio of Debt and liabilities under Guaranties, without duplication, of the applicable Pipeline Company Borrower and its consolidated Subsidiaries to EBITDA of such Pipeline Company Borrower and its consolidated Subsidiaries, in each case on a consolidated basis for the applicable Pipeline Company Borrower and its consolidated Subsidiaries, for the then most recently completed four quarter period for which financial statements have been delivered as required by Section 5.08 of the Senior Bank Facility would exceed 5 to 1, or (ii) the proceeds of any such Debt (or of the underlying Debt guaranteed by any such Guaranty) would be used for any purpose other than (A) the funding of working capital of the applicable Pipeline Company Borrower, (B) the successive refinancing of Debt of such Pipeline Company Borrower in existence as of the Senior Bank Facility Effective Date, (C) the funding by the applicable Pipeline Company Borrower of capital expenditures or investments in FERC Eligible Assets other than any investment in (x) any Equity Interest in any other Person, (y) all or substantially all of a business conducted by any other Person, or (z) all or substantially all of the assets constituting a business division or other stand-alone business unit of any other Person, provided that the use of the proceeds of such Debt as permitted under this clause (C) shall include (1) the reimbursement of letters of credit, (2) the repayment of Senior Bank Facility Obligations and (3) the reimbursement of expenditures out of operating cash flow of such Pipeline Company Borrower, in each case, to the extent of the proceeds or amounts thereof that were applied to fund capital expenditures or investments permitted by this clause (C), or
         (D) investment in Cash Equivalents for a period of time not to exceed 30 days; provided, however, that, for purposes of clause (ii) above, if the Borrower elects to cause the sale of the Equity Interests in WIC to be sold to CIG, then CIG (if and when it becomes a Pipeline Company Borrower as required by Section 2.18 of the Senior Bank Facility) shall be permitted to incur Debt, subject to the ratio set forth in clause
         (i) above, in an aggregate principal amount not to exceed $400,000,000 the proceeds of which shall be used to purchase the outstanding Equity Interest in WIC and if the actual purchase price of such Equity Interests is an amount that is less than $400,000,000, then the amount of such incurred Debt that is equal to the excess of $400,000,000 over the actual purchase price of the Equity Interests in WIC may be used for any other general corporate purpose of CIG, including to fund a distribution to the Borrower of all or any portion of such excess amount, and in no event shall the proceeds of such Debt constitute

         Collateral or Senior Bank Facility Collateral or be subject to any mandatory prepayment provisions under any Operative Document.

                  SECTION 5.03 Reporting Requirements. Until the Collection Date, the Borrower will, unless otherwise consented to in writing by the Agent and the Lender, furnish to the Agent the following:

                  (a) Quarterly Reports. As soon as publicly available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower or EPPH (as applicable), (A) a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows of the Borrower and its consolidated Subsidiaries, and (B) a consolidated balance sheet of EPPH and its consolidated Subsidiaries, including each of EPPC and its consolidated Subsidiaries and EPGOM and its consolidated Subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows thereof, in each case for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end adjustments) as being fairly stated in all material respects by the chief financial officer, controller or treasurer of the Borrower and accompanied by a certificate of such officer stating (i) whether or not such officer has knowledge of the occurrence of any Event of Default that is continuing or of any event not theretofore remedied that with notice or lapse of time or both would constitute an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 5.02(c), and (iii) a listing of all Subsidiary Loan Parties and consolidated Subsidiaries of the Borrower showing the extent of its direct and indirect holdings of their equity interests.

                  (b) Annual Reports. As soon as publicly available and in any event within 120 days after the end of each fiscal year of the Borrower or EPPH (as applicable), a copy of the annual report for such year for (A) the Borrower and its consolidated Subsidiaries and (B) EPPH and its consolidated Subsidiaries, including each of EPPC and its consolidated Subsidiaries and EPGOM and its consolidated Subsidiaries, in each case containing financial statements for such year reported on by PricewaterhouseCoopers LLP or other nationally recognized independent public accountants accompanied by a report signed by said accountants stating that such financial statements have been prepared in accordance with GAAP.

                  (c) Annual Certificate. Within 120 days after the close of each fiscal year of the Borrower, a certificate of the chief financial officer, controller or treasurer of the Borrower stating (i) whether or not such chief financial officer, controller or treasurer has knowledge of the occurrence of any Event of Default that is continuing or of any event not theretofore remedied that with notice or lapse of time or both would constitute such an Event of Default and, if so, stating in reasonable detail the facts with respect thereto, (ii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Section 5.02(c) and (iii) a listing of all Subsidiary Loan Parties and consolidated Subsidiaries of the Borrower showing the extent of its direct and indirect holdings of their Equity Interests.

                  (d) Public Reports. Promptly after the sending or filing thereof, copies of all publicly available reports that the Borrower or any Subsidiary Loan Party sends to any of its security holders and copies of all publicly available reports and registration statements that the Borrower or any Subsidiary Loan Party files with the SEC or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling security holders.

                  (e) SEC Reports. The Borrower will provide annual audited and quarterly unaudited financial statements of the nature filed with the SEC for each Subsidiary Loan Party that is an SEC reporting company (it being agreed that electronically posting such reports and other information on a website established for the Lender's access shall constitute delivery hereunder).

                  (f) Notice of Litigation. Promptly in writing, notice of all litigation and of all proceedings before any governmental or regulatory agencies against or involving Borrower or any Subsidiary Loan Party, except any litigation or proceeding that in the reasonable judgment of the Borrower (taking into account the exhaustion of all appeals) is not likely to have a material adverse effect on the consolidated financial condition of the Borrower and its consolidated Subsidiaries taken as a whole.

                  (g) Notice of Default. Within three Business Days after an executive officer of the Borrower obtains knowledge of the occurrence of any Event of Default that is continuing or of any event not theretofore remedied which with notice or lapse of time, or both, would constitute an Event of Default, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower or the appropriate Subsidiary to cure the effect of such event.

                  (h) ERISA Matters. (i) As soon as practicable and in any event (A) within 30 days after the Borrower or any ERISA Affiliate knows or has reason to know that any Termination Event described in clause (a) of the definition of Termination Event with respect to any Plan has occurred and (B) within 10 days after the Borrower or any ERISA Affiliate knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of the chief financial officer or treasurer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto.

                           (ii) Promptly and in any event within two Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice received by the Borrower or any ERISA Affiliate from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

                           (iii) Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan.

                           (iv) Promptly and in any event within five Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (i) the imposition of Withdrawal Liability by a Multiemployer Plan, (ii) the determination that a Multiemployer Plan is, or is expected to be, in reorganization or insolvent within the meaning of Title IV of ERISA, (iii) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (iv) the amount of liability incurred, or expected to be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (i), (ii) or (iii) above.

                  (i) Other Information. As soon as practicable but in any event within 60 days of any notice of request therefor, such other information respecting the financial condition and results of operations of the Borrower or any Subsidiary of the Borrower as any Lender through the Agent may from time to time reasonably request.

                  (j) Subsidiary Loan Notices. Promptly upon receipt, a copy of each notice, report or certification delivered by any Subsidiary Loan Party to the Borrower pursuant to the Subsidiary Credit Documents.

                  Each balance sheet and other financial statement furnished pursuant to Sections 5.03(a) and 5.03(b) shall contain comparative financial information that conforms to the presentation required in Forms 10-Q and 10-K, as appropriate, under the Securities Exchange Act of 1934, as amended.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

                  SECTION 6.01 Events of Default. If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing at any time:

                  (a) the Borrower shall fail to pay any installment of principal on the Loan or the Borrower Notes when due or any interest on the Loan or the Borrower Notes or any other amount payable by it under this Agreement within five (5) Business Days after the same shall be due; or

                  (b) any representation or warranty made or deemed made by the Borrower herein or by the Borrower (for any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

                  (c) the Borrower shall fail to perform or observe any term, covenant or agreement applicable to it contained in Section 5.01(a)(i) (but subject to Section 5.02(e)), 5.03(g) and 5.02 of this Agreement or (ii) any Credit Related Party shall fail to perform or observe any term, covenant or agreement applicable to it contained in analogous provisions of the Senior Bank Facility; or

                  (d) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in (other than as provided in clauses (a) through (c) above) the Loan Documents on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Agent or by any Lender with a copy to the Agent or (ii) any Senior Bank Facility Borrower shall fail to perform or observe any other term, covenant or agreement contained in the Senior Bank Facility Loan Documents (other than as provided in clause (c)(ii) above) on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to such Senior Bank Facility Borrower by the Senior Bank Facility Administrative Agent or by any Senior Bank Facility Lender with a copy to the Senior Bank Facility Administrative Agent; or

                  (e) the Borrower, any Subsidiary Loan Party or any Credit Related Party shall fail to pay any Debt or Guaranty (excluding Debt and Guarantees incurred pursuant hereto) of such Person in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt in such aggregate principal amount or any Senior Bank Facility Covered Obligation (excluding Debt and Guarantees incurred pursuant to the Operative Documents or the Senior Bank Facility Loan Documents), or any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt in such aggregate principal amount or such Senior Bank Facility Covered Obligation; or any such Debt in such aggregate principal amount or such Senior Bank Facility Covered Obligation shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (x) any default under any agreement or instrument relating to any such Debt in such aggregate principal amount or such Senior Bank Facility Covered Obligation, or
         (y) the occurrence of any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right or an issuance or Disposition of Equity Interests or other assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Debt or such Senior Bank Facility Covered Obligation) the effect of which would otherwise be to accelerate the maturity of such Debt in such aggregate principal amount or such Senior Bank Facility Covered Obligation; provided, however, that with respect to the Senior Bank Facility Covered Obligations in respect of either of the Coastal Petrochemical Underlying Transaction (as defined in the Senior Bank Facility) or the Harbortown Underlying Transaction (as defined in the Senior Bank Facility), an Event of Default under this paragraph (e) shall not occur until the Borrower shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document (as defined in the Senior Bank Facility) for the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, as applicable, and such failure shall have continued for three Business Days after such demand; or

                  (f) (i) the Borrower or any Subsidiary Loan Party or any Credit Related Party shall (A) generally not pay its debts as such debts become due, or (B) admit in writing its inability to pay its debts generally, or (C) make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by the Borrower or any Subsidiary Loan Party or any Credit Related Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against the Borrower or any Subsidiary Loan Party or any Credit Related Party and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) the Borrower or any Subsidiary Loan Party or any Credit Related Party shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                  (g) any judgment or order for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against the Borrower or any Subsidiary Loan Party or any other Credit Related Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such judgment lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed (collectively, the "PERMITTED EXECUTION ACTIONS")) shall not be effectively stayed, or any action, other than a Permitted Execution Action, shall be legally taken by a judgment creditor to attach or levy upon any property or assets of the Borrower or any Subsidiary Loan Party or any other Credit Related Party to enforce any such judgment or order; provided, however, that with respect to any such judgment or order that is subject to the terms of one or more settlement agreements that provide for the obligations thereunder to be paid or performed over time, such judgment or order shall not be deemed hereunder to be undischarged unless and until the Borrower or any Subsidiary Loan Party or any other Credit Related Party shall have failed to pay any amounts due and owing thereunder (payment of which shall not have been stayed) for a period of 30 consecutive days after the respective final due dates for the payment of such amounts; or

                  (h) any Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to the Borrower by the Agent, such Termination Event shall still exist; or (ii) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate liability of the Borrower or any ERISA Affiliate that would exceed 10% of Net Worth; or

                  (i) upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of the Borrower in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) other than the Borrower or a Subsidiary of the Borrower or any employee benefit plan maintained for employees of the Borrower and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of the Borrower entitled to vote in elections for directors of the Borrower and (ii) at any time before the later of (A) six months after the completion of such tender offer and (B) the next annual meeting of the shareholders of the Borrower following the completion of such tender offer more than half of members of the board of directors of the Borrower consists of individuals who (1) were not members of the board of directors of the Borrower before the completion of such tender offer and (2) were not appointed, elected or nominated by the board of directors of the Borrower in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

                  (j) any event of default shall occur under any agreement or instrument relating to or evidencing any Debt now or hereafter existing of the Borrower or any Subsidiary Loan Party or any Credit Related Party as the result of any change in control of the Borrower; or

                  (k) any of the guarantees contained in any Credit Party Guarantee (as defined in the Senior Bank Facility), or any other material provision of any Senior Bank Facility Loan Document, shall cease, for any reason, to be valid and binding upon or enforceable against any Credit Party that is a party thereto, or any such Credit Party shall so assert in writing, provided that if such invalidity or unenforceability is of a nature so as to be amenable to cure within five Business Days and if, within one Business Day after the Borrower receives notice from the Senior Bank Facility Administrative Agent or the Senior Bank Facility Collateral Agent or otherwise becomes aware that such material provision is not valid or is unenforceable as aforesaid, the Borrower delivers written notice to the Senior Bank Facility Administrative Agent that the applicable Credit Party intends to cure such invalidity or unenforceability as soon as possible, then an Event of Default shall not exist pursuant to this paragraph (k) unless the Borrower or the relevant Credit Party shall fail to deliver or cause to be delivered an amendment or other modification, or other agreement or undertaking, having the same economic effect as the invalid or unenforceable provision within four Business Days after the delivery of such written notice of intent; or

                  (l) any Senior Bank Facility Security Document shall for any reason fail or cease to create a valid and enforceable Lien on any Senior Bank Facility Collateral stated to be covered thereby or, except as permitted by the Senior Bank Facility Loan Documents, such Lien shall fail or cease to be a perfected and first-priority (subject only to Senior Bank Facility Collateral Permitted Liens) Lien, or any Credit Related Party shall so state in writing and, if such invalidity or lack of perfection or priority relates solely to Senior Bank Facility Collateral with an aggregate value of $1,000,000 or less and such invalidity or lack of perfection or priority is such so as to be amenable to cure without material disadvantage to the position of the Senior Bank Facility Administrative Agent, the Senior Bank Facility Collateral Agent and the other Senior Bank Facility Secured Parties, such invalidity or lack of perfection or priority shall not be cured within 10 days of the earlier of such Credit Related Party so stating in writing or delivery of notice thereof by the Senior Bank Facility Administrative Agent or the Senior Bank Facility Collateral Agent to the Borrower (or such shorter period as shall be specified by the Senior Bank Facility Administrative Agent or the Senior Bank Facility Collateral Agent and is reasonable under the circumstances); or

                  (m) any default under any agreement or instrument relating to any Senior Bank Facility Covered Obligation (excluding Debt and Guarantees incurred pursuant hereto), or any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right), shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Senior Bank Facility Covered Obligation; or any such Senior Bank Facility Covered Obligation shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (x) any default under any agreement or instrument relating to any such Senior Bank Facility Covered Obligation, or (y) the occurrence of any other event (other than an exercise of voluntary prepayment or voluntary purchase option or analogous right or an issuance or Disposition of Equity Interests or other assets, or an incurrence or issuance of Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such Senior Bank Facility Covered Obligation) the effect of which would otherwise be to accelerate the maturity of such Senior Bank Facility Covered Obligation if, as a result thereof or with respect thereto, the holder of (or the agent for the holders of) such Senior Bank Facility Covered Obligation shall take any Senior Bank Facility Enforcement Action not permitted by the Intercreditor Agreement or the Borrower shall agree to provide, or enter into any negotiation with a view to providing, any additional collateral, or any optional prepayment of such Senior Bank Facility Covered Obligation, or any fee or other monetary consideration for any amendment, consent, waiver or other modification with respect to such payment default; provided, however, that with respect to the Senior Bank Facility Covered Obligations in respect of either of the Coastal Petrochemical Underlying Transaction (as defined in the Senior Bank Facility) or the Harbortown Underlying Transaction (as defined in the Senior Bank Facility), an Event of Default under this paragraph (m) shall not occur until the Borrower shall have failed to pay an amount properly demanded in respect of the related Company Project Support Document (as defined in the Senior Bank Facility) for the Coastal Petrochemical Underlying Transaction or the Harbortown Underlying Transaction, as applicable, and such failure shall have continued for three Business Days after such demand; or

                  (n) any material provision of any Operative Document to which the Borrower, or any Subsidiary Loan Party is a party in whole or in material part shall for any reason cease to be the legal, valid and binding obligations of the Borrower or such Subsidiary Loan Party, as the case may be, or the validity of any such agreement shall be contested in writing by the Borrower or any such Subsidiary Loan Party, or the Borrower or any such Subsidiary Loan Party shall in writing deny liability under this Agreement, any Borrower Note or any such other Operative Document; or

                  (o) the Agent shall at any time not have a valid and perfected first priority security interest in the Collateral (other than as a result of the action or inaction of the Agent or as a result of Permitted Liens); or

                  (p) the Borrower fails, for any reason, to maintain its rightful ownership title to the Subsidiary Loans or the Subsidiary Borrower Notes, except as expressly permitted under the terms of any Operative Document (except as expressly contemplated under any Operative Document); or

                  (q) the Borrower fails to beneficially own (directly or indirectly) 100% of the voting equity interests in any Chain Subsidiary or Subsidiary Loan Party, except as otherwise provided in the Operative Documents; or

                  (r) an Event of Default (as defined in the Subsidiary Borrower Credit Agreement) has occurred and is continuing after the expiration of any applicable grace periods;

then, and in any such event, the Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Loan and the Borrower Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loan and the Borrower Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers; provided, however, that if an Event of Default under subsection (f) of this
Section 6.1 (except under clause (i)(A) thereof) shall occur, the Loan and the Borrower Notes, all interest thereon and all other amounts payable under this Agreement shall automatically become and be forthwith due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE VII

                GRANT OF SECURITY INTEREST, PLEDGE AND ASSIGNMENT

                  SECTION 7.01 Pledge and Assignment. The Borrower hereby irrevocably pledges, transfers and assigns to the Collateral Agent for its benefit and the benefit of the Co-Agents, the Lead Arrangers, the Lenders and each other Indemnified Party (collectively, the "SECURED PARTIES"), and grants to the Collateral Agent for its benefit and the benefit of the other Secured Parties, a security interest in, all right, title and interest of the Borrower (whether now owned or hereafter acquired) in, to and under the following (collectively, the "COLLATERAL"):

                  (a) the Subsidiary Loans made pursuant to the Subsidiary Borrower Credit Agreement and all distributions, monies, instruments and other property or assets from time to time received, receivable or otherwise distributable or distributed in respect of or in exchange for any or all of the Subsidiary Loans (including, without limitation, the proceeds of the repayment of


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

         all or any portion of the Subsidiary Loans (and any certificates or instruments in respect thereof) and proceeds of collateral securing such Subsidiary Loans);

                  (b) all promissory notes evidencing the Subsidiary Loans, the Subsidiary Borrower Credit Agreement, the Subsidiary Borrower Security Agreement, the Subsidiary Borrower Pledge Agreement, the mortgages and other instruments and agreements evidencing or securing the obligations under the Subsidiary Loans (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, whether now existing or hereafter acquired or arising, (i) all rights of the Borrower to receive monies and other property or assets due and to become due to the Borrower under or pursuant to any of the Assigned Agreements, including, without limitation, indemnity payments, (ii) all claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements, (iii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements and (iv) all rights of the Borrower to perform thereunder and to compel performance and otherwise exercise all rights and/or remedies thereunder (including, without limitation, the right (subject to Section 7.09(d)) to request that actions be taken under the Subsidiary Credit Documents and the right (subject to Section 7.09(f)) to deliver a Subsidiary Default Notice);

                  (c) the Collateral Account and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all funds from time to time in the Collateral Account;

                  (d) all cash equivalents from time to time in the Collateral Account and all certificates and instruments, if any, from time to time representing or evidencing such cash equivalents, and all interest, earnings and proceeds in respect thereof;

                  (e) all promissory notes issued to or held by the Borrower made by the Subsidiary Borrowers, including notes evidencing the Subsidiary Loans (collectively, the "SECURITIES"), or any other Indebtedness of the Subsidiary Borrowers not evidenced by any of such promissory notes; and

                  (f)      all proceeds of the foregoing.

                  SECTION 7.02 Security for Obligations. This Agreement secures the payment of all Obligations of the Borrower now or hereafter existing or incurred under, arising out of or in connection with this Agreement, whether for principal, interest, fees, expenses, indemnities or otherwise (all such obligations of the Borrower being the "EPC SECURED OBLIGATIONS").

                  SECTION 7.03 Delivery of Collateral. (a) All instruments and certificates representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent on behalf of itself and the other Secured Parties pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank and undated, all in form and substance satisfactory to the Collateral Agent. If the Borrower shall acquire (by purchase or otherwise) any additional certificated Securities (or certificates or instruments representing such Securities) issued by any Subsidiary Borrower at any time or from time to time on or after the date the Loan is made, the Borrower will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Collateral Agent and deliver to the Collateral Agent, and the Collateral Agent shall accept under this Agreement, certificates or instruments therefor, duly endorsed in blank by the Borrower or such other instruments of transfer as are acceptable to


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

the Collateral Agent, and promptly thereafter deliver to the Collateral Agent a certificate executed by an authorized officer of the Borrower describing such Securities and certifying that the same have been duly pledged and delivered to the Collateral Agent.

                  (b) The Collateral Agent shall have the right, at any time in its discretion after the occurrence and during the continuance of an Event of Default and without notice to the Borrower, to transfer to or to register in the name of the Collateral Agent or any of its nominees as pledged hereunder any or all of such Collateral, subject to the rights specified in
Section 7.09. Promptly after any such transfer or registration, the Collateral Agent shall give notice thereof to the Borrower, but the failure to give such notice shall not affect any of the rights or remedies of the Collateral Agent hereunder. The Collateral Agent shall have the right at any time to exchange instruments or certificates representing or evidencing such Collateral for instruments or certificates of smaller or larger denominations, subject to the terms thereof.

                  SECTION 7.04 Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor the Agent nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any such Person be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except as otherwise provided in Section 7.08 hereof.

                  SECTION 7.05 Further Assurances. (a) The Borrower agrees that at any time and from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver, all further instruments and documents, and take all further action that the Collateral Agent may reasonably request, in order to perfect and protect any assignment and security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will, upon the reasonable request of the Collateral Agent, (i) execute and deliver to the Collateral Agent such financing or continuation statements or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) deliver to the Collateral Agent promptly upon receipt thereof all instruments representing or evidencing any of the Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent.

                  (b) The Borrower hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) The Borrower will not, without the prior written consent of the Collateral Agent (after having given the Collateral Agent not less than 30 days' prior written notice thereof and after having executed and delivered to the Collateral Agent such further instruments and documents in connection therewith as may be requested by the Collateral Agent pursuant to this Section 7.05) change its name, move or transfer from the location specified in Section 9.02 hereof (or any subsequent location) its


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

principal place of business or chief executive office, or the location of the Borrower's books and records with respect to the Collateral.

                  SECTION 7.06 Collateral Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably appoints the Collateral Agent the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Collateral Agent's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Collateral Agent, in its reasonable judgment, may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to make demand on the Borrower or any Affiliate of any thereof for all amounts due under each Assigned Agreement to which it is a party, to receive, endorse and collect all instruments made payable to the Borrower representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, and to file any claims or take any action or institute any proceedings that the Collateral Agent, in its reasonable judgment, may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of each Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

                  SECTION 7.07 Collateral Agent May Perform. If the Borrower fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause the performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Borrower under Section 9.04.

                  SECTION 7.08 Reasonable Care. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which an ordinary person accords its own property, it being understood that none of the Collateral Agent or any Lender shall have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral other than, with respect to the Collateral Agent, (a) the safe custody of any Collateral in its possession, (b) the filing of continuation statements on Form UCC-3 or UCC-4, as applicable, in each jurisdiction, and with the filing offices, in which financing statements on Form UCC-1 are filed as contemplated by Section 3.01(b)(ii) and Section 3.02(b)(ii), in each case within six months prior to the fifth anniversary of the filing of any such Form UCC-1 statements, (c) the accounting for monies actually received by it hereunder and (d) the application of monies in accordance with this Agreement.

                  SECTION 7.09 Rights, Remedies and Obligations. (a) The Borrower agrees, and has irrevocably instructed each other party to each of the Assigned Agreements to which it is a party, that all payments due or to become due to the Borrower under or in connection with such Assigned Agreement shall be made directly to the Collateral Account in accordance with Section 7.09(h) hereof.

                  (b) All payments received by the Borrower under or in connection with the Assigned Agreements contrary to the provisions of this Agreement shall be received in trust for the benefit of the Collateral Agent on behalf of itself, the Lender and the Collateral Agent in accordance with their respective interests therein, shall be segregated from other funds of the Borrower, and shall forthwith be paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (c) The Borrower shall not be entitled to elect to receive any payment made pursuant to the Subsidiary Credit Agreement in assets other than cash, unless the Collateral Agent and each Lender have given their prior written consent, which consent shall be given in each such party's sole discretion. Unless otherwise agreed in writing by the Collateral Agent and each Lender, if the Borrower has not


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

deposited sufficient funds into the Collateral Account to redeem any non-cash assets distributed or to be distributed pursuant to the Subsidiary Loan Agreement, on the second Business Day after any such liquidation distribution has been made, the Collateral Agent shall liquidate such non-cash assets promptly upon the receipt thereof.

                  (d)      The Collateral Agent shall have the exclusive right:

                  (i) to direct the disbursement or other disposition, pursuant to the terms hereof, of funds deposited to or otherwise held in the Collateral Account from time to time;

                  (ii) to deliver any notices, instructions or directions to the Collateral Agent that the Borrower is entitled to provide pursuant to the Subsidiary Loan Documents; and

                  (iii) to exercise and enforce any and all rights of the Borrower under the Subsidiary Loan Documents (subject to Section 7.09(f) below).

                  (e) The Borrower agrees that it will not, without the prior written consent of the Collateral Agent and the Required Lenders, file or join in the filing of a petition for the commencement of proceedings under the federal bankruptcy laws with respect to any Subsidiary Loan Party.

                  (f) Until the Collection Date, and regardless of whether any Event of Default shall have occurred and notwithstanding the pledge hereunder by the Borrower of the Subsidiary Loans and its rights under the Subsidiary Credit Agreement and the other Subsidiary Loan Documents, and notwithstanding any other provision in any other Operative Document, the Collateral Agent shall be entitled, in its own right and without consent from the Borrower, to deliver a notice of the occurrence of an "Event of Default" under the Subsidiary Loan Documents (such notice, a "SUBSIDIARY DEFAULT NOTICE") pursuant to Section 7.02 of the Subsidiary Borrower Credit Agreement in the manner and with the effect provided therein; provided, however, that the Collateral Agent shall deliver such Subsidiary Default Notice upon the written instructions of the Required Lenders in accordance with Section 9.01 hereof; and provided further, however, that the Borrower shall have no right to rescind any such Subsidiary Default Notice without the prior written consent of the Collateral Agent and the Required Lenders and any notice of rescission delivered without such consent shall not be effective.

                  (g) The Collateral Agent shall establish the Collateral Account with Citibank. The Collateral Account shall be in the name of the Collateral Agent and will be subject to the sole dominion and control of the Collateral Agent. The Collateral Account shall be subject to Applicable Laws, and applicable regulations of any competent banking or governmental authority, as may now or hereafter be in effect.

                  (h) All amounts received by the Borrower with respect to the Collateral on any account whatsoever shall be deposited directly into the Collateral Account. On or prior to the Closing Date, the Borrower shall give to each Subsidiary Loan Party and the Subsidiary Collateral Agent written notice (such notice to be in form and substance satisfactory to the Collateral Agent) irrevocably instructing such Subsidiary Loan Party and the Subsidiary Collateral Agent, respectively, that all payments due to the Borrower under or in respect of the Subsidiary Credit Agreement or other Subsidiary Loan Documents and all other payments due to the Borrower under or in respect of the Subsidiary Loans shall be deposited directly into the Collateral Account.

                  (i) The Collateral Agent shall apply all amounts deposited in the Collateral Account or otherwise received or realized from the Collateral to the payment of the Borrower's obligations in respect of the Loans as follows:

                  (i) First, to the Collateral Agent, an amount equal to the sum of the aggregate amount of costs, expenses and indemnified amounts hereunder that are then due and payable to the Collateral Agent for its own account;

                  (ii) Second, to the Agent, an amount equal to the sum of the aggregate amount of costs and expenses and indemnified amounts that are then due and payable to the Agent for its account;

                  (iii) Third, to the Agent for the ratable account, in accordance with their respective interests, of the Lenders, in each case to whom costs, expenses and indemnified amounts hereunder are then due and payable, an amount equal to the aggregate amount of such costs, expenses and indemnified amounts hereunder;

                  (iv) Fourth, to the Agent for the ratable account of the Lenders, an amount equal to the aggregate amount of accrued and unpaid interest and Facility Fee then due and payable;

                  (v) Fifth, to the Agent for the ratable account, in accordance with their respective interests, of the Lenders, as a repayment of the outstanding principal amount of the Loan, an amount equal to the lesser of (A) the balance of such funds and (B) the aggregate outstanding principal amount of the Advances; and

                  (vi) Sixth, on the Collection Date only, to the Borrower, the balance, if any, of such funds as directed by the Borrower.

                  SECTION 7.10 Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party under the UCC in effect in the State of New York at that time (whether or not the New York UCC applies to the Collateral at issue) to the fullest extent permitted under applicable law, and the Collateral Agent may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Collateral Agent as Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be paid promptly after receipt thereof in whole or in part by the Collateral Agent pursuant to Section 7.09(i).

                  (c) Subject to the other provisions of this Agreement, all rights of the Borrower to deliver any notices under or exercise any voting rights or other discretionary or consensual rights under any Assigned Agreement shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights until such time as the EPC Secured Obligations have been paid in full. Notwithstanding the foregoing provisions, unless and until an Event of Default shall have occurred and be continuing, the Borrower may perform its obligations under the Assigned Agreements and may take any other actions in respect of such Assigned Agreements in any lawful manner not inconsistent with the provisions of this Agreement or any Assigned Agreement.

                  SECTION 7.11 Continuing Assignment and Security Interest.
This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the EPC Secured Obligations on the Termination Date, (b) be binding upon the Borrower and its successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Agent and the Lender and their respective successors, transferees and assigns. Upon the payment in full of the EPC Secured Obligations on the Collection Date, the Borrower shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and the Collateral Agent will execute and deliver such instruments, including UCC termination statements, as the Borrower may reasonably request to confirm the release and discharge of the Lien hereunder.

                                  ARTICLE VIII

                       THE AGENT AND THE COLLATERAL AGENT

                 SECTION 8.01 Authorization and Action. (a) Each Lender hereby appoints and authorizes CNAI, as the Agent and the Collateral Agent hereunder, to take such action as Agent and Collateral Agent on its behalf and to exercise such powers and discretion under this Agreement and the other Operative Documents as are delegated to the Agent and the Collateral Agent by the terms hereof and thereof, together with such powers and discretions as are reasonably incidental thereto.

                  (b) As to any matters not expressly provided for by the Loan Documents or the other Operative Documents, including enforcement or collection of the Debt resulting from the Loan and enforcement of this Agreement, the Agent and the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon the Agent and the Collateral Agent; provided, however, that the Agent or the Collateral Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or the other Operative Documents or applicable law.

                  (c) The Agent agrees to give to each Lender prompt notice of each notice and copies of all other documents given to it by the Borrower and the Collateral Agent pursuant to the terms of this Agreement or the other Operative Documents, and agrees to give the Collateral Agent, if not the same Person as the Agent, prompt notice of each notice and copies of all other documents given to it by the Borrower or any Lender pursuant to the terms of this Agreement. The Collateral Agent, if not the same Person as the Agent, agrees to give to the Agent prompt notice of each notice and copies of all other documents given to it by the Borrower or any Lender pursuant to the terms hereof. The Collateral Agent agrees to deliver to each Lender prompt notice with respect to any notice to the Borrower regarding any Borrowing Base (as defined in the Subsidiary Borrower Credit Agreement) determination.

                  SECTION 8.02 Agent's and Collateral Agent's Reliance, Etc. Neither the Agent, the Collateral Agent or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents or the


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other Operative Documents except for its or their own gross negligence, fraud or willful misconduct, and each Lender agrees that it will not assert or seek to assert any claim it might have against any of them in violation of this provision. Without limiting the generality of the foregoing:

                  (a) the Agent may treat the Lender that made an Advance as the holder of the Debt resulting therefrom until the Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in
         Section 9.07 hereof;

                  (b) the Agent and the Collateral Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by them and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                  (c) neither the Agent nor the Collateral Agent makes any warranty or representation to any Lender or shall be responsible to any Lender for any statements, warranties or representations made in or in connection with the Loan Documents or the other Operative Documents;

                  (d) neither the Agent nor the Collateral Agent shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document or the other Operative Documents on the part of the Borrower or any Subsidiary Loan Party or to inspect the property (including the books and records) of the Borrower or any Subsidiary Loan Party;

                  (e) neither the Agent nor the Collateral Agent shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (f) neither the Agent nor the Collateral Agent shall be liable under or in respect of any Loan Document or the other Operative Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties;

                  (g) neither the Agent nor the Collateral Agent makes any representation or warranty or shall have any responsibility concerning the value or validity of the Collateral or the validity or the perfection of the pledge thereof; and

                  (h) the Agent may assume that no Default or Event of Default has occurred and is continuing unless it has, in its capacity as Agent hereunder, actual knowledge or actual notice to the contrary.

                  SECTION 8.03 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or the Collateral Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or the Collateral Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.


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

                  SECTION 8.04 Indemnification of the Agents. Each Lender severally agrees to indemnify each of the Agent, the Collateral Agent and any of their respective directors, officers, agents or employees (each, an "AGENT-RELATED PERSON") (to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent-Related Person in any way relating to or arising out of the Operative Documents in connection with any action taken or omitted by such Agent-Related Person under the Operative Documents (collectively, the "INDEMNIFIED COSTS"); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent-Related Person's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse each Agent-Related Person promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that such Agent-Related Person is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.04 applies whether any such investigation, litigation or proceeding is brought by the Lender or any other Person.

                  SECTION 8.05 Successor Agents. Each of the Agent and the Collateral Agent (each for purposes only of this Section 8.05, an "AGENT") may resign at any time (effective when such Agent shall be discharged, as provided below) by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, which shall be a Qualified Successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Required Lenders appoint a successor Agent, which shall be a Qualified Successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents and the other Operative Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VIII and the other provisions of this Agreement applicable to the Agent shall be binding on and inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents and the other Operative Documents.

                  SECTION 8.06 Lead Arrangers. Neither Lead Arranger shall have any obligation to the Lenders under this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01 Amendments, Etc. Subject to the other provisions of this Agreement, no amendment, waiver, modification or supplement of any provision of this Agreement or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Agent and the Required Lenders, and then such amendment, waiver, modification, supplement or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that without the prior written consent of each Lender, no amendment waiver, modification, supplement or consent (including, without


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limitation, any consent or waiver by the Collateral Agent with respect to the
Subsidiary Loan Documents) shall be effective that amends, waives, modifies, supplements, or consents to any departure from, any provision of this Agreement in any way which would:

                  (a) reduce the amount of principal or interest that is payable on account of any Advance or portion thereof, or delay any scheduled date for payment thereof; or

                  (b) reduce fees payable by the Borrower to the Agent which relate to payments to the Lenders or delay the dates on which such fees are payable; or

                  (c) reduce any rights expressly granted to the Lenders to receive any other amounts payable under this Agreement, or delay any scheduled date for payment thereof; or

                  (d) subject such Lender to any increased or additional Obligations hereunder or in connection herewith; or

                  (e)      amend or waive any provision contained in this
         Section 9.01 or in the proviso to Section 5.02(t);

                  (f) release, modify or impair the pledge, assignment and security interests provided for in this Agreement;

                  (g)      amend the definition of Required Lenders;

                  (h) subordinate any Lien of the Collateral Agent for the benefit of the Secured Parties or the Subsidiary Secured Parties as defined in the Subsidiary Borrower Credit Agreement to any other Lien;

                  (i) consent to any assignment or transfer of the Borrower's or any Subsidiary Loan Parties' rights and obligations under any Loan Document or otherwise release the Borrower or any Subsidiary Loan Party from its obligations under any Loan Document; or

                  (j)      amend the provisions of Section 7.09(c).

                  SECTION 9.02 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

                  (a) if to the Borrower, to its address at El Paso Corporation, 1001 Louisiana Street, Houston, Texas, 77002, Attention:
         Chief Financial Officer;

                  (b) if to CNAI, to its address at 1200 Smith Street, Suite 2000, Houston, Texas, 77002, Attention: Carol Rooney; with copies to CGMI at 388 Greenwich Street, New York, NY 10013;

                  (c) if to CSFB, to its address at 11 Madison Avenue, New York, New York 10010, Attention: James Moran, telephone (212) 325-9176, fax (212) 743-1878; with a copy to Credit Suisse First Boston LLC, 1100 Louisiana Street, Houston, Texas 77002, Attention: Paul Davis, telephone (713) 890-1407, fax (713) 890 1500;

                  (d) as to any other Lender at the address specified in the Assignment and Acceptance pursuant to which it became a Lender;


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

                  (e) if to the Agent, to its address at 1200 Smith Street, Suite 2000, Houston, Texas, 77002, Attention: Carol Rooney;

                  (f) if to the Collateral Agent, to its address at 1200 Smith Street, Suite 2000, Houston, Texas, 77002, Attention: Carol Rooney; or

                  (g) as to each party, at such other address as shall be designated by such party in a written notice to the other parties. Any such notices and communications shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally, or otherwise as of the date on which the same was received or when the appropriate answerback or other evidence of receipt is given, if telecopied or otherwise transmitted, respectively (if a Business Day or, if not, on the next succeeding Business Day).

                  SECTION 9.03 No Waiver; Remedies. No failure on the part of the Borrower, any Lender or the Agent or the Collateral Agent exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.04 Costs and Expenses. (a) The Borrower will reimburse all reasonable out-of-pocket expenses (including, without limitation, expenses incurred in connection with due diligence and fees and expenses of counsel) (i) of the Agent, the Collateral Agent, the Co-Agents and the Lead Arrangers incurred by them in connection with the preparation, syndication, execution, administration (including, without limitation, all costs and expenses incurred by the Collateral Agent in connection with establishing and maintaining the Collateral Account), waiver and modification of the this Agreement and the other Operative Documents and (ii) of the Agent and the Lenders incurred by them in connection with the enforcement of this Agreement and the other Operative Documents. The Borrower, upon presentation of a statement of account, shall reimburse such amounts, whether or not the transactions contemplated herein are consummated or the Operative Documents are executed and delivered.

                  (b) The indemnities set forth in this Section 9.04 shall be in addition to any other obligations or liabilities of the Borrower hereunder or at common law or otherwise; provided, however, that the indemnities set forth in this Section 9.04 shall not apply with respect to Taxes and liabilities with respect thereto, for which the exclusive remedy of the Lender and the Agent and the Collateral Agent against the Borrower shall be pursuant to Section 2.09 hereof. Without prejudice to the survival of any other obligation of the Borrower under this Agreement, but subject to the foregoing, the indemnities and obligations contained in this Section 9.04 shall survive the payment in full of the principal of and interest on the Loan or any other termination of this Agreement.

                  (c) If any payment of principal of any LIBOR Advance is made by the Borrower to or for the account of any Lender other than on the last day of the Interest Period for such Advance, as a result of a payment pursuant to Section 2.06, acceleration of the maturity of the Borrower Notes pursuant to
Section 6.01 or for any other reason, or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by the affected Lender (with a copy of such demand to the Agent), pay to the Agent for the account of the Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or such failure to pay or prepay, as the case may be, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain such Advance.


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

                  (d) The Borrower agrees to indemnify, defend and save and hold harmless the Agent, each Lender and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay within ten days after demand therefor, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Loan Facility, the actual or proposed use of the proceeds of the Advances, the Operative Documents or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition of all or any portion of the Equity Interests in or debt securities or substantially all of the assets of the Borrower or any of its Subsidiaries or (ii) the actual or alleged presence of hazardous materials on any property of the Borrower or any Subsidiary Loan Party or any of its Subsidiaries or any environmental action relating in any way to the Borrower or any Subsidiary Loan Party or any of its Subsidiaries], except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(d) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any Subsidiary Loan Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereunder or under the other Operative Documents are consummated. The Borrower also agrees not to assert any claim against the Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Loan Facility, the actual or proposed use of the proceeds of the Advances, the Operative Documents or any of the transactions contemplated by the Operative Documents.

                  SECTION 9.05 Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 hereof to authorize the Agent to declare the Loan due and payable pursuant to the provisions of Section
6.01 hereof each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower (other than any deposits held in the Collateral Account, which deposits the parties to this Agreement acknowledge are specifically excluded from the Lender's set-off rights provided for in this
Section 9.05) against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 9.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  SECTION 9.06 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Agent, the Lead Arrangers, the Co-Agents and the Collateral Agent and when the Agent shall have been notified by the Initial Lenders that the Initial Lenders have executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent, the Collateral Agent, the Lead Arrangers, the Co-Agents and the Lenders and their respective successors and assigns; provided, however, that the obligations of the Lenders under Article II hereof shall not become effective until satisfaction by the Borrower or waiver by each Lender of each of the conditions set forth in Section 3.01 hereof; and provided further that the Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the affected Lender.


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

                  SECTION 9.07 Assignments and Participations. (a) Each Lender may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including all or a portion of the Advances owing to it and the Borrower Notes, if any, held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all such Lender's rights and obligations under this Agreement, (ii) the amount of the Commitment or Advances (as the case may be) of the assigning Lender being assigned to an assignee pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (except in the case of an assignment to an existing Lender, an Affiliate of any Lender, a Related Fund of any Lender or an assignment which will result in a group of Lenders which are managed by the same Person holding a Commitment or Advances (as the case may be) of not less than $1,000,000) be less than $1,000,000 (or, if less, the entire Commitment or Advances (as the case may be) of the assigning Lender) and shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Borrower Notes subject to such assignment and a processing and recordation fee of $3,500, and shall send to the Borrower an executed counterpart of such Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary Loan Party or the performance or observance by any thereof of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 or 5.03 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is (subject to any approval required in the definition of "Eligible Assignee") an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (which register may be in


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electronic form) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. Upon the acceptance of any Assignment and Acceptance for recordation in the Register, and if any assignee under this Section 9.07 shall not be a Lender at the time of the assignment, it also shall deliver to the Agent such administrative details as the Agent may reasonably require.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Borrower Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice and its receipt of an executed counterpart of such Assignment and Acceptance, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Borrower Notes, if any, and to the extent requested, new Borrower Notes to the order of such Eligible Assignee (or its nominee) in an amount equal to the amount of loans acquired pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a loan hereunder, new Borrower Notes, if requested, payable to the order of the assigning Lender in an amount equal to the loan retained by it hereunder. Such new Borrower Notes, if any, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Borrower Notes, if any, shall be dated the Closing Date and shall otherwise be in substantially the form of Exhibit A.

                  (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of the Advances owing to it and any Borrower Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Borrower Notes for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) such Lender shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers which (A) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on such Lender's advances or Borrower Notes or any facility fees payable under this Agreement, or (B) reduce the interest rate payable under this Agreement and such Lender's Borrower Notes, or (C) consent to the assignment or the transfer by the Borrower of any of its rights and obligations under the Agreement, and (vi) except as contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights or obligations of a "Lender" hereunder.

                  (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower.

                  (g) Anything in this Agreement to the contrary notwithstanding, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including the Advances owing to it) and the Borrower Notes issued to it hereunder in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System (or any


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

successor regulation) and the applicable operating circular of such Federal Reserve Bank. Any Lender which is a fund may also create such a security interest in favor of any holders of obligations owed or securities issued by such Lender or to any trustee for or other representatives of such holders. No consent of either the Agent or the Borrower shall be necessary with respect to such security interest.

                  SECTION 9.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 9.09 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.10 Consent to Jurisdiction. (a) The Borrower, on behalf of itself and its successors and assigns and in respect of its property, hereby irrevocably agrees, to the fullest extent it may do so under law, in the event it files any action, one effect of which could be to halt, enjoin, impair or hinder the enforcement of the parties' obligations hereunder or under the other Loan Documents, or proceedings to enforce collection on those obligations, including, but not limited to, any proceeding under the United States Bankruptcy Code, to file such action, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined, in the United States District Court for the Southern District of New York sitting in New York City or in such District's Bankruptcy Court, as applicable, assuming venue in that District would be proper, or in the courts of the State of New York, First Department sitting in New York County. The Borrower, on behalf of itself and its successors and assigns, hereby irrevocably waives, to the fullest extent it may do so under law, the defense of an inconvenient forum to such action or proceeding. To the fullest extent permitted by applicable law, the Borrower, on behalf of itself and its successors and assigns, hereby irrevocably agrees to elect in favor of filing in or transferring to the United States District Court for the Southern District of New York, assuming that venue in such district would otherwise be proper, to the extent it has any control over the choice of a district for the filing or transfer of a case under the United States Bankruptcy Code for any of its Affiliates as debtor. In the event an Affiliate of the Borrower or any of its Affiliates is the subject of a separate case under the United States Bankruptcy Code, in a court other than the Bankruptcy Court for the Southern District of New York, the Borrower, on behalf of itself and its successors and assigns, hereby irrevocably agrees to the fullest extent permitted by applicable law to seek a transfer to the latter district, assuming venue in such district would otherwise be proper. In the event that a bankruptcy court enters a motion to consolidate multiple cases filed by the Borrower or any of its Affiliates, the Borrower also agrees to the fullest extent permitted by applicable law to seek a transfer of the consolidated case to the latter district, assuming venue in such district would otherwise be proper. The execution of this Agreement is expressly conditioned on the willingness and intention of the Borrower to enforce the provisions of this Section 9.10. In addition, the Borrower warrants that it is subject to no preexisting obligations that would interfere with its adherence to the foregoing provisions of this
Section 9.10 and additionally warrants that it will not enter into other agreements that in any way compromise its ability to adhere to these provisions without the express written consent of the Lender.

                  (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York located in the County of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Nothing herein shall affect the right of the Agent, the Collateral Agent or the Lender to bring any legal action or proceeding with respect to this Agreement or any other Loan Document against the Borrower in the courts of any other jurisdiction. To the fullest extent permitted by applicable law, the Borrower hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in subsection (a) of this Section 9.10 and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) The Borrower hereby irrevocably appoints CT Corporation System with offices on the date hereof at 111 Eighth Avenue, 13th Floor, New York, NY 10011 (or any successor, provided that such successor shall be located in New York City and engaged in the business of acting as a process agent and shall be a company of national recognition, and provided further that notice of such successor agent shall be promptly given to the Collateral Agent and the Agent by the Borrower, the "PROCESS AGENT") as its designee, appointee and agent to receive, accept and acknowledge on its behalf and its property service of copies of the summons and complaint and any other process that may be served in any action or proceeding under subsection (a) or (b) of this Section
9.10. Such service may be made by delivering a copy of such process to the Borrower in care of the Process Agent at the Process Agent's address and the Borrower hereby authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the delivering of copies of such process to the Borrower at its address specified in Section 9.02 hereof. To the fullest extent permitted by applicable law, the Borrower agrees that a non-appealable final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  SECTION 9.11 Loan Facility Migration. To facilitate the placement of the Take-Out Securities, the Co-Agents understand that the Borrower intends to cause the proposed amendment and restatement of the Senior Bank Facility to provide that (a) the obligations of the Borrower under the Loan Facility may be assigned to and assumed by EPPH, another Chain Subsidiary or a newly-created entity held by a Chain Subsidiary, in each case as approved by the Co-Agents (such assignee referred to herein as the "ASSIGNEE"); (b) the interest of the Borrower in the Collateral may be assigned contemporaneously to the Assignee (subject to the liens and security interests arising under the Loan Facility); and (c) the Borrower may guarantee the obligations of the Assignee under the Loan Facility that are assumed by the Assignee. At the mutual agreement of the Borrower and the Co-Agents, at any time after giving effect to such amendment and restatement of the Senior Bank Loan Facility (if such amendments occur), the Borrower (x) shall assign to the Assignee, and shall cause the Assignee to assume, all of the obligations of the Borrower under the Loan Facility; (y) shall assign to the Assignee all of the Borrower's interest in the Collateral; and (z) shall guarantee the obligations of the Assignee under the Loan Facility. Following such assignment and assumption, the Assignee shall surrender to the Subsidiary Borrowers the notes evidencing the Subsidiary Loans in exchange for new notes payable to the order of the Assignee.

                  SECTION 9.12 Waiver of Jury Trial. The Borrower, the Agent, the Collateral Agent and the Lender each hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Loan or the actions of the Agent, the Collateral Agent or the Lender in the negotiation, administration, performance or enforcement thereof.

                  SECTION 9.13 Most Favored Nation Treatment. Each Lender and each Lead Arranger shall have the benefit of "most favored nation" treatment with respect to the Senior Bank Facility and the Refinancing of the Electron Transaction (collectively, the "MFN TRANSACTIONS"), whether such MFN Transactions close prior to or after the Closing Date. Each Co-Agent, on behalf of the Lenders, shall have the individual right (exercised by written notice to the Borrower) to cause the Operative Documents to be amended, restated, supplemented or otherwise modified to reflect the terms and conditions of the MFN Transactions in their sole discretion. The foregoing shall not apply to pricing terms after the completion of the successful syndication of the Loan Facility (defined as may be separately agreed among the Borrower and the Lead Arrangers). "Most-favored nation" treatment shall not require the Lenders to accept any term or condition of any MFN Transaction, including, without limitation, any term or condition that is less favorable to the Lenders than those that exist on the Closing Date. This Section 9.13 shall not apply to any conforming changes to be made to the provisions of this Agreement as contemplated under Section 9.15 of the Existing Credit and Security Agreement.

                  SECTION 9.14 Termination. Upon payment in full of all of the Obligations of the Borrower under this Agreement on the Termination Date, (a) this Agreement shall terminate (other than obligations under this Agreement which are expressly stated to survive such termination) and (b) the Collateral and the Subsidiary Collateral shall be released from the Liens created by the Loan Documents and the other Operative Documents, and all Obligations (other than those expressly stated to survive such termination) of the Borrower and the Subsidiary Loan Parties under the Loan Documents and the other Operative Documents shall terminate, in each case without delivery of any instrument or performance of any act by any Person. In addition, the Agent shall, from time to time after the Termination Date and at the sole expense of the Borrower, deliver such statements of termination as the Borrower may reasonably request to evidence the termination of this Agreement and the other Operative Documents and the release of the Liens created hereby and thereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                             EL PASO CORPORATION



                                             By:   /s/ THOMAS G. KILGORE
                                                ------------------------
                                                Name:  Thomas G. Kilgore
                                                Title: Vice President

                                             CITICORP NORTH AMERICA, INC.,
                                             as Agent and as Collateral Agent



                                             By: /s/ Amy K. Pincu
                                                ---------------------
                                                Name:  Amy K. Pincu
                                                Title: Vice President

                                             Co-Agents:

                                             CITICORP NORTH AMERICA, INC.



                                             By: /s/ Amy K. Pincu
                                                ---------------------
                                                Name:  Amy K. Pincu
                                                Title: Vice President


                                             CREDIT SUISSE FIRST BOSTON, ACTING
                                             THROUGH ITS CAYMAN ISLANDS BRANCH



                                             By: /s/ James Finch
                                                ------------------------
                                                Name:  James Finch
                                                Title: Managing Director



                                             By: /s/ James Moran
                                                ------------------
                                                Name:  James Moran
                                                Title: Director

                                             Lead Arrangers:
                                             ---------------

                                             CITIGROUP GLOBAL MARKETS INC.
                                             (formerly SALOMON SMITH BARNEY
                                             INC.)



                                             By: /s/ David Friedman
                                                ------------------------
                                                Name:  David Friedman
                                                Title: Managing Director


                                             CREDIT SUISSE FIRST BOSTON, ACTING
                                             THROUGH ITS CAYMAN ISLANDS BRANCH



                                             By: /s/ James Finch
                                                ------------------------
                                                Name:  James Finch
                                                Title: Managing Director



                                             By: /s/ James Moran
                                                ------------------
                                                Name:  James Moran
                                                Title: Director

                                             Initial Lenders (as of March 13,
                                             2003):

         $448,250,000.00                     CITICORP NORTH AMERICA, INC.



                                             By: /s/ Amy K. Pincu
                                                ---------------------
                                                Name:  Amy K. Pincu
                                                Title: Vice President


         $470,750,000.00                     CREDIT SUISSE FIRST BOSTON, ACTING
                                             THROUGH ITS CAYMAN ISLANDS BRANCH



                                             By: /s/ James Finch
                                                ------------------------
                                                Name:  James Finch
                                                Title: Managing Director



                                             By: /s/ James Moran
                                                ------------------
                                                Name:  James Moran
                                                Title: Director

         $35,000,000.00                      ABLECO FINANCE LLC



                                             By: /s/ Mark A. Neporent
                                                ----------------------------
                                                Name:  Mark A. Neporent
                                                Title: Senior Vice President

         $65,000,000.00                      AP FUNDING LP

                                             By: A3 Fund Management LLC

                                             Its General Partner



                                             By: /s/ Mark A. Neporent
                                                -----------------------
                                                Name:  Mark A. Neporent
                                                Title: Vice President

         $15,000,000.00                      MANCHESTER SECURITIES CORP.



                                             By: /s/ Elliot Greenberg
                                                -----------------------
                                                Name:  Elliot Greenberg
                                                Title: Vice President

         $12,000,000.00                      FIR TREE RECOVERY MASTER FUND, L.P.



                                             By: /s/ David Sultan
                                                -------------------
                                                Name:  David Sultan
                                                Title: Director


         $18,000,000.00                      FIR TREE VALUE PARTNERS, LDC



                                             By: /s/ David Sultan
                                                -------------------
                                                Name:  David Sultan
                                                Title: Director

         $10,000,000.00                      FOOTHILL INCOME TRUST II, L.P.
                                             By FIT II GP, LLC, Its General
                                                Partner



                                             By: /s/ Dennis R. Ascher
                                                -----------------------
                                                Name:  Dennis R. Ascher
                                                Title: Managing Member

         $5,000,000.00                       FERNWOOD ASSOCIATES, LP



                                             By: /s/ Thomas P. Burger
                                                -----------------------
                                                Name:  Thomas P. Burger
                                                Title: General Partner

         $10,000,000.00                      CONTINENTAL CASUALTY COMPANY



                                             By: /s/ Marilou R. McGirr
                                                ------------------------
                                                Name:  Marilou R. McGirr
                                                Title: Vice President

         $2,000,000.00                       LONGACRE MASTER FUND LTD.



                                             By: /s/ Vladimir Jelisavcic
                                                --------------------------
                                                Name:  Vladimir Jelisavcic
                                                Title: Director

         $1,000,000.00                       401(k) SAVINGS PLAN OF THE CHASE
                                             MANHATTAN BANK AND CERTAIN
                                             AFFILIATED COS.
                                             By: MacKay Shields LLC
                                             Its: Investment Advisor



                                             By  /s/ Robert A. Nisi
                                                ----------------------
                                                Name:  Robert A. Nisi
                                                Title: General Counsel


         $1,000,000.00                       MACKAY SHIELDS LONG/SHORT FUND, LP
                                             By: MacKay Shields LLC
                                             Its: Investment Advisor



                                             By  /s/ Robert A. Nisi
                                                ----------------------
                                                Name:  Robert A. Nisi
                                                Title: General Counsel


         $4,000,000.00                       MACKAY SHIELDS LONG/SHORT FUND
                                             (MASTER) LP
                                             By: MacKay Shields LLC
                                             Its: Investment Advisor



                                             By  /s/ Robert A. Nisi
                                                ----------------------
                                                Name:  Robert A. Nisi
                                                Title: General Counsel


         $5,000,000.00                       NATIONS MASTER INVESTMENT TRUST
                                             By: MacKay Shields LLC
                                             Its: Investment Advisor



                                             By  /s/ Robert A. Nisi
                                                ----------------------
                                                Name:  Robert A. Nisi
                                                Title: General Counsel

         $9,000,000.00                       THE MAINSTAY FUNDS ON BEHALF OF ITS
                                             HIGH YIELD CORPORATE BOND FUND
                                             SERIES
                                             By: MacKay Shields LLC
                                             Its: Investment Advisor



                                             By  /s/ Robert A. Nisi
                                                ----------------------
                                                Name:  Robert A. Nisi
                                                Title: General Counsel

         $8,500,000.00                       MARINER LDC



                                             By  /s/ Charles Howe, II
                                                -----------------------
                                                Name:  Charles Howe, II
                                                Title: Director


         $10,000,000.00                      TRILOGY PORTFOLIO COMPANY, LLC



                                             By  /s/ Charles Howe, II
                                                -----------------------
                                                Name:  Charles Howe, II
                                                Title: Treasurer


         $4,000,000.00                       CASPIAN CAPITAL PARTNERS, L.P.



                                             By  /s/ Charles Howe, II
                                                -----------------------
                                                Name:  Charles Howe, II
                                                Title: Treasurer


         $2,500,000.00                       MARINER OPPORTUNITY FUND, LP



                                             By  /s/ Charles Howe, II
                                                -----------------------
                                                Name:  Charles Howe, II
                                                Title: Treasurer

         $15,000,000.00                      SOF INVESTMENTS, L.P.



                                             By  /s/ Marc R. Lisker
                                                ----------------------
                                                Name:  Marc R. Lisker
                                                Title: General Counsel

         $3,000,000.00                       REDWOOD MASTER FUND, LTD



                                             By  /s/ Jonathan Koletch
                                                -----------------------
                                                Name:  Jonathan Koletch
                                                Title: Director

         $25,000,000.00                      STARK EVENT TRADING LTD.



                                             By  /s/ Colin Lancaster
                                                ----------------------
                                                Name:  Colin Lancaster
                                                Title: General Counsel

         $10,000,000.00                      THE TRAVELERS INSURANCE COMPANY



                                             By  /s/ Allen Cantrell
                                                -------------------------
                                                Name:  Allen Cantrell
                                                Title: Investment Officer

         $5,000,000.00                       UBS AG STAMFORD BRANCH



                                             By  /s/ Anthony N. Joseph
                                                --------------------------
                                                Name:  Anthony N. Joseph
                                                Title: Associate Director,
                                                       Banking Products
                                                       Services, US



                                             By  /s/ Jennifer L. Poccia
                                                --------------------------
                                                Name:  Jennifer L. Poccia
                                                Title: Associate Director,
                                                       Banking Products
                                                       Services, US

         $2,000,000.00                       THE PRESIDENT AND FELLOWS OF
                                             HARVARD COLLEGE
                                             By: Whippoorwill Associates,
                                                Incorporated
                                             Its: Agent and Authorized Signatory



                                             By  /s/ Shelley F. Greenhaus
                                                ---------------------------
                                                Name:  Shelley F. Greenhaus
                                                Title: Managing Director

         $4,000,000.00                       YORK CAPITAL MANAGEMENT



                                             By  /s/ Doug Silverman
                                                ---------------------
                                                Name:  Doug Silverman
                                                Title: Associate